STATEMENT OF ADDITIONAL INFORMATION

Dated January 31, 2013
(As supplemented, February 25, 2013)

BRANDES INVESTMENT TRUST

Brandes Core Plus Fixed Income Fund
Brandes Credit Focus Yield Fund
Brandes Global Equity Fund
Brandes International Equity Fund
Brandes Emerging Markets Fund
Brandes International Small Cap Equity Fund
Separately Managed Account Reserve Trust

Brandes Investment Trust (the “Trust”) is an open-end, management company.  This Statement of Additional Information (“SAI”) contains additional information about the seven series of the Trust referred to above (each, a “Fund” and collectively, the “Funds”).  The Funds may be referred to throughout this SAI as follows:  Brandes Core Plus Fixed Income Fund (“Core Plus Fund”); Brandes Credit Focus Yield Fund (“Credit Focus Yield Fund”); Brandes Global Equity Fund (“Global Equity Fund”); Brandes International Equity Fund (“International Equity Fund”); Brandes Emerging Markets Fund (“Emerging Markets Fund”); Brandes International Small Cap Equity Fund (“International Small Cap Fund”); and Separately Managed Account Reserve Trust (“SMART Fund”).  The Core Plus Fund, Credit Focus Yield Fund and SMART Fund, together, are referred to as the “Fixed Income Funds.”  Brandes Investment Partners, L.P. (the “Advisor”) is the investment advisor to the Funds.  Each Fund is considered diversified under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Funds offer certain classes of shares as indicated in the chart below.  This SAI relates to all such classes.

Fund	Class A	Class C	Class E	Class I	Unnamed Class
Core Plus Fund	♦ BCPAX		♦ BCPEX	♦ BCPIX
Credit Focus Yield Fund	♦ BCFAX			♦ BCFIX
Global Equity Fund	♦ BGEAX	♦ BGVCX	♦ BGVEX	♦ BGVIX
International Equity Fund	♦ BIEAX	♦ BIECX	♦ BIEEX	♦ BIIEX
International Small Cap Fund	♦ BISAX	♦ BINCX		♦ BISMX
Emerging Markets Fund	♦ BEMAX	♦ BEMCX		♦ BEMIX
SMART Fund					♦ SMARX

This SAI is not a prospectus, and it should be read in conjunction with the Funds’ prospectuses (each a “Prospectus” and collectively, the “Prospectuses”) dated January 31, 2013 , a s supplemented, February 7, 2013 .  Certain information is incorporated herein by reference to each Fund’s 2012 Annual Report to shareholders under “Financial Statements.”  Copies of the Funds’ Prospectuses, Annual Reports and Semi-Annual Reports may be obtained free of charge from the Funds by visiting the website at www.brandesfunds.com, by writing 11988 El Camino Real, Suite 600, San Diego, California 92130 or by calling 1-800-331-2979.

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GENERAL INFORMATION AND HISTORY

The Trust was organized as a Delaware statutory trust on July 6, 1994 and is an open-end management investment company.  The Board has authority to issue an unlimited number of shares of beneficial interest of separate series and to terminate any series without shareholder consent if it believes such termination is in the best interest of the shareholders of such series.  The Trust currently consists of seven series offering different classes as indicated below.

The Core Plus Fund commenced operations offering Class I shares on December 28, 2007.  Class E shares of the Fund commenced operations on May 28, 2008.  Class S shares never commenced operations.  On January 31, 2013, Class S shares were redesignated as Class A shares, and the Fund began to offer Class A shares on January 31, 2013.

The Credit Focus Yield Fund commenced operations on as a private investment fund on June 30, 2000.  The private investment fund was reorganized into the Fund on February 1, 2012.  On February 1, 2012, the Fund began offering Class I and Class S shares.  On January 31, 2013, the Fund redesignated Class S shares as Class A shares.

The Global Equity Fund, offering both Class I and Class E shares, commenced operations on October 6, 2008.  On January 31, 2011, the Fund began offering Class S shares.  On January 31, 2013, the Fund redesignated Class S shares as Class A shares.  Class C shares commenced operations on January 31, 2013.

The International Equity Fund commenced operations on January 2, 1997 and the original shares were designated as Class I shares on October 6, 2008.  Class E shares of the Fund commenced operation on October 6, 2008.  On January 31, 2011, the Fund began offering Class S shares.  On January 31, 2013, the Class S shares were redesignated as Class A shares.  Class C shares commenced operations on January 31, 2013.

The International Small Cap Fund commenced operations on August 20, 1996 as a private investment fund.  The private investment fund was reorganized into the Fund on February 1, 2012.  On February 1, 2012, the Fund began offering Class I and Class S shares.  On January 31, 2013, the Fund redesignated Class S shares as Class A shares.  Class C shares commenced operations on January 31, 2013.

The Emerging Markets Fund, commenced operations on August 20, 1996 as a private investment fund.  The private investment fund was reorganized into the Fund on January 31, 2011.  On January 31, 2011, the Fund and began offering both Class I and Class S shares.  On January 31, 2013, the Fund redesignated Class S shares as Class A shares.  Class C shares commenced operations on January 31, 2013.

The SMART Fund commenced operations on October 3, 2005.

INVESTMENT POLICIES AND RISKS

The following information supplements the discussion of each of the Funds’ principal investment strategies as set forth in each Fund’s respective Prospectus.  The Funds may invest in the following types of investments, each of which is subject to certain risks, as discussed below.

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Recent Events

The enactment by the United States Congress of the “Dodd-Frank Wall Street Reform and Consumer Protection Act”, which was signed into law on July 21, 2010, imposes a new regulatory framework over the U.S. financial services industry and the consumer credit markets in general.  The Federal Reserve, the Treasury, the SEC, the Federal Deposit Insurance Corporation and other governmental and regulatory bodies have recently taken or are considering taking a variety of actions mandated or permitted by the Act.  Given the broad scope, sweeping nature, and relatively recent enactment of some of these regulatory measures, the potential impact they could have on securities held by the Funds is unknown.  There can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by the Funds.  Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory body (or other authority or regulatory body) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

The instability in the Middle East and terrorist attacks in the United States and around the world may result in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide.  The Funds cannot predict the effect of geopolitical events in the future on the U.S. or other economies and securities markets.

The financial problems in global economies over the past several years, including the European sovereign debt crisis and the systemic financial risks and policymaking uncertainties associated with high public debt in the United States and other countries, may continue to cause high volatility in global financial markets.  In addition, global economies are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact a different country or region.  The severity or duration of these conditions may also be affected if one or more countries leave the euro currency or by other policy changes made by governments or quasi-governmental organizations.

Certain areas of the world historically have been prone to major natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, volcanic activity wildfires or droughts, and have been economically sensitive to environmental events.  Such disasters, and the resulting damage, could impair the ability of issuers in which the Funds invest to conduct their businesses in a normal manner.  Adverse weather conditions may also have a particularly significant negative effect on issuers in certain sectors, such as the agricultural sector and insurance companies that insure against the impact of natural disasters.

Average Maturity and Duration Calculations

Average Maturity.  The portfolio average maturity of a Fund’s fixed income portfolio will be computed by weighting the maturity of each security in the Fund’s portfolio by the market value of that security.  For securities which have put dates, reset dates, or trade based on average life, the put date, reset date or average life will be used instead of the final maturity date for the average maturity calculation.  Average life is normally used when trading mortgage backed securities and asset backed securities.

Duration.  One common measure of the price volatility of a fixed income security is modified duration.  Modified duration is derived from weighted term-to-maturity and can vary from zero to the time-to-maturity of the security.  Duration is a complex formula that utilizes cash flow and the market yield of the security.  Bonds of the same maturity can have different durations if they have different coupon rates or yields.

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For securities which pay periodic coupons and have a relatively short maturity, duration tends to approximate the term to maturity.  As the maturity of the security extends, the duration also extends but at a slower rate.  For example, the duration of a 2-year security can be about 1.8 years; the duration of a 30-year bond will be roughly 10 to 11 years.  However, the duration of any security that pays interest only at maturity is the term to maturity.  Thus a 30-year zero coupon bond has a duration of 30 years.

Asset-backed and mortgage-backed securities require a more complex duration calculation.  These securities are generally collateralized with loans issued to individuals or businesses and often allow the borrower the discretion to repay the loan prior to maturity.  Loan prepayments typically occur when interest rates have fallen sufficiently to allow the borrower to refinance the loan at a lower interest rate.  Given that the cash flows for these types of securities are not known with certainty, the standard duration calculation is not accurate.  An effective duration is calculated instead, using a process in which cash flows are estimated and duration is computed for a variety of interest rate scenarios.  The effective duration of the security is the average of these durations weighted by the probability of each interest rate scenario.

The effective duration of the portfolio can be determined by weighting the effective duration of each bond by its market value.  Effective duration is a much better indicator of price volatility than term to maturity.  For example, the term to maturity for both a 30-year bond and a 30-year zero coupon security is 30 years.  A portfolio manager using average maturity to judge price volatility would expect to see no difference in portfolio impact from these two securities (given equal yield).  However, the 30-year zero coupon bond will experience a percentage price change roughly three times greater than that of the 30-year bond.

Borrowing

Each Fund may borrow for temporary, extraordinary or emergency purposes, or for the clearance of transactions, and then only in amounts not exceeding 10% of its total assets valued at market (for this purpose, reverse repurchase agreements and delayed delivery transactions covered by segregated accounts are not considered to be borrowings).  The 1940 Act requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed.  If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.  To avoid the potential leveraging effects of the Fund’s borrowings, additional investments will not be made while borrowings are in excess of 5% of the Fund’s total assets.  Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased.  The Fund also may be required to maintain minimum average balances in connection with any such borrowings or to pay a commitment or other fee to maintain a line of credit, either of which would increase the cost of borrowing over the stated interest rate.

Borrowing involves special risk considerations.  Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds.  To the extent the Fund is leveraged, the value of its assets will tend to increase more when its portfolio securities increase in value, and to decrease more when its portfolio securities decrease in value, than if its assets were not leveraged.  The rights of any lender to the Fund to receive payments of interest or repayments of principal will be senior to those of the investors in the Fund.  Consequently, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.  Also, the terms of any borrowings may contain provisions that limit certain activities of the Fund, including the ability to make distributions.

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Collateralized Debt Obligations

The Fixed Income Funds may invest in collateralized debt obligations, which are a category of asset-backed securities that include collateralized bond obligations (“CBO’s”), collateralized loan obligations (“CLO’s”) and other similar structures.

A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDO’s may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present and may fail to protect the Fund against the risk of loss on default of the collateral. Certain CDO’s may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDO’s may charge management fees and administrative expenses, which are in addition to fees and expenses of the Fund.

As with other asset backed securities, CDO’s typically issue multiple classes of securities which participate in varying degrees in the gains and losses associated with the assets held by the trust.  CDO securities can experience substantial losses due to defaults or market anticipation of increased levels of default in the underlying collateral. Holders of some CDO securities may have a greater risk of loss than would a holder of the underlying collateral. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CDO’s are privately offered and sold and are not registered under the securities laws. As a result, investments in CDO’s may be characterized by the Fund as illiquid securities.

Convertible Securities

The Funds may invest in convertible securities.  A convertible security is a bond which may be converted at a stated price or stated rate within a specified period of time into a certain quantity of the common stock of the same or a different issuer.  Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities.  While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock.)  The credit standing of the issuer and other factors may also affect the investment value of a convertible security.  The conversion value of a convertible security is determined by the market price of the underlying common stock.  If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value.  To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security is increasingly influenced by its conversion value.

Like other debt securities, the market value of convertible debt securities tends to vary inversely with the level of interest rates.  The value of the security declines as interest rates increase and increases as interest rates decline.  Although under normal market conditions term securities have greater yields than do shorter term securities of similar quality, they are subject to greater price fluctuations.  A convertible security may be subject to redemption at the option of the insurer at a price established in the instrument governing the convertible security.  If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

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Corporate Debt Obligations

The Funds, to the extent permitted by the Prospectus, may invest in corporate debt obligations.  Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other similar corporate debt instruments.  These instruments are used by companies to borrow money from investors.  The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity.  Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than 9 months.

Credit Ratings

Credit ratings evaluate the safety of principal and interest payments of securities, not their market value.  The rating of an issuer is also heavily weighted by past developments and does not necessarily reflect probable future conditions.  There is frequently a lag between the time a rating is assigned and the time it is updated.  As credit rating agencies may fail to timely change credit ratings of securities to reflect subsequent events, the Advisor will also monitor issuers of such securities. A summary of credit ratings is set forth in the prospectus.

In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings will be used by the Funds as initial criteria for the selection of portfolio securities, but the Funds also will rely upon the independent advice of the Advisor to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the Advisor will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults, the investors in a security held by a Fund may become the holders of underlying assets. In that case, the Fund may become the holder of securities that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

Delayed Funding Loans and Revolving Credit Facilities

Each Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities.  Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term.  A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility.  Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest.  These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).  To the extent that a Fund is committed to advance additional funds, it will at all times segregate assets, determined to be liquid by the Advisor in accordance with established procedures in an amount sufficient to meet such commitments.

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Each Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments.  Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments.  As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.  Each Fund currently intends to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments.  For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see “Loan Participations and Assignments.”  Participation interests in revolving credit facilities will be subject to the limitations discussed in “Loan Participations and Assignments.”  Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Fund.

Derivative Instruments

A variety of derivative investment products (“financial instruments”) are available in the financial markets, including put and call options on securities, indexes and currencies; financial and commodity futures contracts and options on futures contracts; swap agreements and options on such agreements; structured notes; and various hybrid instruments.  The Advisor has not used such financial instruments, except for participatory notes, in the past in managing securities portfolios, but will continue to evaluate the potential benefits of using them and may use them in managing Funds.

Each Fund may purchase and sell (write) put and call options on securities, securities indexes, and foreign currencies, and may enter into interest rate, index, and foreign currency, futures contracts and purchase and sell options on such futures contracts (“futures options”).  These transactions may be for hedging purposes, to seek to replicate the composition and performance of a particular index, or as part of a Fund’s overall investment strategy.  Each Fund also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

Each Fund also may enter into swap agreements with respect to interest rates, securities indexes, credit default situations, and foreign currencies.  The Fixed Income Funds may also invest in structured notes.  If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, each Fund may also use those instruments, provided that the Advisor determines that their use is consistent with the Fund’s investment objective.

The use of such financial instruments may be limited by applicable law and any applicable regulations of the SEC, the Commodity Futures Trading Commission (“CFTC”), or the exchanges on which some financial instruments may be traded.  In addition, recent legislation calls for new regulation of the derivatives markets.  The extent and impact of the regulation is not yet known and may not be known for some time.  Any new regulations could adversely affect the value, availability, and performance of derivative instruments, may make them more costly, and may limit or restrict their use by the Funds.

The Funds might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Advisor incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all.  Also, suitable derivative transactions may not be available in all circumstances.  The use of these strategies involves special risks, including the following:

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Financial instruments are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to a Fund’s interest. Many financial instruments are complex, and successful use of them depends in part upon the Advisor’s ability to forecast correctly future market trends and other financial or economic factors or the value of the underlying security, index, interest rate or currency. Even if the Advisor’s forecasts are correct, other factors may cause distortions or dislocations in the markets that result in unsuccessful transactions. Financial instruments may behave in unexpected ways, especially in abnormal or volatile market conditions.

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A Fund may be required to maintain assets as “cover,” maintain segregated accounts, post collateral or make margin payments when it takes positions in financial instruments.  Assets that are segregated or used as cover, margin or collateral may be required to be in the form of cash or liquid securities, and typically may not be sold while the position in the financial instrument is open unless they are replaced with other appropriate assets. If markets move against a Fund’s position, the Fund may be required to maintain or post additional assets and may have to dispose of existing investments to obtain assets acceptable as collateral or margin. This may prevent it from pursuing its investment objective. Assets that are segregated or used as cover, margin or collateral typically are invested, and these investments are subject to risk and may result in losses to a Fund. These losses may be substantial, and may be in addition to losses incurred by using the financial instrument in question. If a Fund is unable to close out its positions, it may be required to continue to maintain such assets or accounts or make such payments until the positions expire or mature, and the Fund will continue to be subject to investment risk on the assets. Segregation, cover, margin and collateral requirements may impair a Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require the Fund to sell a portfolio security or close out a derivatives position at a disadvantageous time or price.

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A Fund’s ability to close out or unwind a position in a financial instrument prior to expiration or maturity depends on the existence of a liquid market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. If there is no market or a Fund is not successful in its negotiations, the Fund may not be able to sell or unwind the derivative position at a particular time or at an anticipated price. This may also be the case if the counterparty to the financial instrument becomes insolvent. A Fund may be required to make delivery of portfolio securities or other assets underlying a financial instrument in order to close out a position or to sell portfolio securities or assets at a disadvantageous time or price in order to obtain cash to close out the position. While the position remains open, a Fund continues to be subject to investment risk on the financial instrument. A Fund may or may not be able to take other actions or enter into other transactions, including hedging transactions, to limit or reduce its exposure to the financial instrument.

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Certain financial instruments transactions may have a leveraging effect on a Fund, and adverse changes in the value of the underlying security, index, interest rate, currency or other instrument or measure can result in losses substantially greater than the amount invested in the financial instrument itself. When a Fund engages in transactions that have a leveraging effect, the value of the Fund is likely to be more volatile and all other risks also are likely to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of an asset and creates investment risk with respect to a larger pool of assets than a Fund would otherwise have. Certain financial instruments have the potential for unlimited loss, regardless of the size of the initial investment.

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•	Many financial instruments may be difficult to value or may be valued subjectively. Inaccurate valuations can result in increased payment requirements to counterparties or a loss of value to a Fund.

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Liquidity risk exists when a particular financial instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, a Fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price. Certain financial instruments, including certain over-the-counter (or “OTC”) options and swaps, may be considered illiquid and therefore subject to a Fund’s limitation on investments in illiquid securities.

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In a hedging transaction there may be imperfect correlation, or even no correlation, between the identity, price or price movements of a financial instrument and the identity, price or price movements of the investments being hedged. This lack of correlation may cause the hedge to be unsuccessful and may result in a Fund incurring substantial losses and/or not achieving anticipated gains.

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Hedging strategies can reduce opportunity for gain by offsetting the positive effect of favorable price movements. Even if the strategy works as intended, a Fund might be in a better position had it not attempted to hedge at all.

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Financial instruments transactions used for non-hedging purposes may result in losses which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. If a Fund enters into a derivatives transaction as an alternative to purchasing or selling other investments or in order to obtain desired exposure to an index or market, the Fund will be exposed to the same risks as are incurred in purchasing or selling the other investments directly, as well as the risks of the derivatives transaction itself.

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Certain financial instruments transactions involve the risk of loss resulting from the insolvency or bankruptcy of the counterparty or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of the counterparty’s bankruptcy.

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Certain financial instruments transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are not entered into or traded on exchanges or in markets regulated by the CFTC or the SEC. Instead, such OTC derivatives are entered into directly by the counterparties and may be traded only through financial institutions acting as market makers. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and as a result a fund bears greater risk of default by the counterparties to such transactions. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.

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Financial instruments involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. The risk of operational failures may be higher for OTC derivatives transactions. For derivatives not guaranteed by an exchange, a Fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs, disagreements as to the meaning of contractual terms and litigation, in enforcing those remedies.

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Financial instruments transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Many of the risks of OTC derivatives transactions are also applicable to derivatives transactions conducted outside the United States. Derivatives transactions conducted outside the United States also are subject to the risks affecting foreign securities, currencies and other instruments.

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Financial instruments involving currency are subject to additional risks. Currency related transactions may be negatively affected by government exchange controls, blockages, and manipulations. Exchange rates may be influenced by factors extrinsic to a country’s economy. Also, there is no systematic reporting of last sale information with respect to foreign currencies. As a result, the information on which trading in currency derivatives is based may not be as complete as, and may be delayed beyond, comparable data for other transactions.

•	Use of financial instruments involves transaction costs, which may be significant. Use of financial instruments also may increase the amount of taxable income to shareholders.

Foreign Currency Options

Each Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market.  A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires.  A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires.  Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of the Fund to reduce foreign currency risk using such options, and are subject to other risks similar to options on securities on indexes.

Foreign Currency Transactions

Each Fund may enter into foreign currency transactions.  Each Fund normally conducts its foreign currency exchange transactions either on a spot (cash) basis at the spot rate prevailing in the foreign currencies or on a forward basis.  Under normal circumstances, the Advisor expects that a Fund will enter into forward currency contracts (contracts to purchase or sell a specified currency at a specified future date and price).  Each Fund generally will not enter into a forward contract with a term of greater than one year.  Although forward contracts are used primarily to protect a Fund from adverse currency movements, they may also be used to increase exposure to a currency, and involve the risk that anticipated currency movements will not be accurately predicted and a Fund’s total return will be adversely affected as a result.  Open positions in forward contracts are covered by the segregation with the Fund’s custodian of cash, U.S. Government securities or other liquid obligations and are marked-to-market daily.

Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.  The cost to a Fund of engaging in such contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing.  Because such contracts are entered into on a principal basis, no fees or commissions are involved.

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Precise matching of the amount of forward currency contracts and the value of securities denominated in such currencies of a Fund will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.  Prediction of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.  A Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency.  Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies.  However, the Advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served by doing so.

At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

It may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.  Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

If a Fund retains a portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices.  If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency.  Should forward prices decline during the period between the date the Fund enters into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase.  Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The Funds’ dealings in forward foreign currency exchange contracts will generally be limited to the transactions described above.  However, each Fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances.  Use of forward currency contracts to hedge against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result from an increase in the value of that currency.

Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis.  Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies.  Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

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Foreign Government Obligations

The Fixed Income Funds may invest in foreign government obligations, which are debt securities issued or guaranteed by a supranational organization, or a foreign sovereign government or one of its agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality.

Foreign Investments

Each Fund’s Prospectus describes the extent to which a Fund may invest in securities of issuers organized or headquartered in foreign countries.  Generally, such investments are likely to be made in issues in the developed markets of Europe, Asia and North America, as well as emerging countries deemed to be suitable by the Advisor.  A Fund may make foreign investments in issuers organized or headquartered in emerging countries.  A Fund may elect not to invest in all such countries, and it may also invest in other countries when such investments are consistent with the Fund’s investment objective and policies.

There are special risks in investing in any foreign securities in addition to those relating to investments in U.S. securities including, but not limited to, the following.

Political and Economic Factors.  Individual foreign economies of certain countries may differ favorably or unfavorably from the United States’ economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position.  The internal politics of certain foreign countries may not be as stable as those of the United States.  Such instability may result from, among other things, authoritarian governments or military involvement in political and economic decision making; popular unrest associated with demands for improved economic, political and social conditions; internal insurgencies; hostile relations with neighboring countries; and ethnic, religious and racial conflict.

Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies.  Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest.  The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners.  Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Geographic Concentration and Country Risk.  A small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic or regulatory developments in that country or region.  For instance, because the International Equity Fund has a large percentage of its investments in Japan, the International Equity Fund’s performance is expected to be greatly affected by the economic and political conditions in Japan and geopolitical conditions in Asia and the Middle East in general.  The Japanese economy is characterized by government intervention and protectionism, and an unstable financial services sector.  International trade, government support of the financial services sector and other troubled sectors, consistent government policy, natural disasters, and geopolitical developments can significantly affect economic growth.  A significant portion of Japan’s trade is conducted with developing nations, almost all of which are in East and Southeast Asia, and it can be affected by conditions in these other countries and currency fluctuations.

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Emerging Markets Investments.  Investments by a Fund in securities issued by the governments of emerging or developing countries, and of companies within those countries, involve greater risks than other foreign investments.  Investments in emerging or developing markets involve exposure to economic and legal structures that are generally less diverse and mature (and in some cases the absence of developed legal structures governing private and foreign investments and private property), and to political systems which can be expected to have less stability, than those of more developed countries.  The risks of investment in such countries may include matters such as relatively unstable governments, higher degrees of government involvement in the economy, the absence until recently of capital market structures or market-oriented economies, economies based on only a few industries, securities markets which trade only a small number of securities, restrictions on foreign investment in securities, and significant foreign currency devaluations and fluctuations.

The economies of many of these countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries. Many of these countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property.

In certain of these countries, severe and persistent levels of inflation, including, in some cases, hyperinflation, have, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels. The political history of certain of these countries has also been characterized by political uncertainty, intervention by the military in civilian and economic spheres (including expropriation, nationalization and confiscation of assets and property, and restrictions on foreign investments and on repatriation of capital invested) and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets. A number of these countries are highly dependent on foreign loans for their operation. There have been moratoria on, and reschedulings of, repayment with respect to many countries’ debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

Emerging markets can be substantially more volatile than both U.S. and more developed foreign markets.  Such volatility may be exacerbated by illiquidity.  The average daily trading volume in all of the emerging markets combined is a small fraction of the average daily volume of the U.S. market.  Small trading volumes may result in the Fund being forced to purchase securities at a substantially higher price than the current market, or to sell securities at much lower prices than the current market.

Currency Fluctuations.  To the extent that a Fund invests in securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund’s assets denominated in that currency.  Such changes will also affect a Fund’s income.  The value of a Fund’s assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.  Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as viewed from an international perspective.  Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

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Market Characteristics.  Foreign securities in which a Fund invests will be purchased in over-the-counter markets or on bond exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market.  Foreign bond markets may be more volatile than those in the United States.  While growing in volume, they usually have substantially less volume than U.S. markets, and a Fund’s portfolio securities may be less liquid and more volatile than U.S. Government securities.  Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States.  Such differences and potential delays may expose the Fund to increased risk of loss in the event of a failed trade or the insolvency of a foreign broker-dealer.

The value of a Fund’s portfolio positions may also be adversely impacted by delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

Legal and Regulatory Matters.  Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.  Furthermore, the Funds may encounter difficulties in pursuing legal remedies or in obtaining judgments in foreign courts.

Taxes.  The interest payable on certain of a Fund’s foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a Fund’s shareholders.  A shareholder otherwise subject to United States federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his proportionate share of such foreign taxes paid by a Fund.  Each Fund intends to sell such bonds prior to the interest payment date in order to avoid withholding.

Futures Contracts and Options on Futures Contracts

Each Fund may invest in futures contracts and options thereon (“futures options”) with respect to, but not limited to, interest rates, security indexes and currencies.  A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date.  These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity.  An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time.  A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written.  Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made.  A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro.  It is expected that other futures contracts will be developed and traded in the future.

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Each Fund may purchase and write call and put futures options.  Futures options possess many of the same characteristics as options on securities and indexes (discussed above).  A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option.  Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.  A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price.  A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

Limitations on Use of Futures and Futures Options.  Each Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Advisor in accordance with established procedures (“initial margin”).  The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract.  Margin requirements on foreign exchanges may be different than U.S. exchanges.  The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied.  Each Fund expects to earn interest income on its initial margin deposits.  A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded.  Each day a Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract.  This process is known as “marking to market.”  Variation margin does not represent a borrowing or loan by a Fund, but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired.  In computing daily net asset value, a Fund will mark to market its open futures positions.

Each Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it.  Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by a Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month).  Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date.  If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain; if it is more, the Fund realizes a capital loss.  Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain; if it is less, the Fund realizes a capital loss.  The transaction costs also affect the gain or loss.

Each Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract.  A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations.  A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put.  In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

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When purchasing a futures contract, each Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Advisor in accordance with established procedures that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract.  Alternatively, a Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, each Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Advisor in accordance with established procedures that are equal to the market value of the instruments underlying the contract.  Alternatively, each Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting a Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).

When selling a call option on a futures contract, each Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Advisor in accordance with established procedures, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option.  Alternatively, a Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.  When selling a put option on a futures contract, each Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Advisor in accordance with established procedures established that equal the purchase price of the futures contract, less any margin on deposit.  Alternatively, a Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options or forward contracts. See “Taxation.”

Risks Associated with Futures and Futures Options.  The use of futures contracts and futures options involves a number of risks.  A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.  There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in a Fund securities being hedged.  In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives.  The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers.  A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

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Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to the reaction of the underlying U.S. Government securities reacted.  To the extent, however, that a municipal bond fund enters into such futures contracts, the value of such futures will not vary in direct proportion to the value of a Fund’s holdings of municipal securities.  Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets.  The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day.  The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session.  Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit.  The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions.  For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed.  In addition, many of the contracts discussed above are relatively new instruments without a significant trading history.  As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Additional Risks of Foreign Derivatives.  Options on securities, futures contracts, and options on currencies may be traded on foreign exchanges.  Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the Advisor’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lesser trading volume.

High Yield Bonds

Each Fund may invest in high yield bonds.  Below investment grade debt securities, commonly referred to as “high yield bonds” or “junk bonds” are considered to be speculative and involve a greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated securities.

Like all fixed income securities, the market values of high yield securities tend to vary inversely with the level of interest rates, and the yields and market values of such securities fluctuate over time reflecting the market’s perception of credit quality and the outlook for economic growth.  However, high yield securities are generally subject to greater credit risk than higher-rated securities because the issuers are more vulnerable to economic downturns, higher interest rates and adverse issuer-specific developments.  In addition, the prices of high yield securities are generally subject to greater market risk and therefore react more sharply to changes in interest rates.  The risk of loss because of default by issuers of high yield securities is significantly greater because medium and lower-rated securities generally are unsecured and frequently subordinated to the prior payment of senior indebtedness.  Their value and liquidity may also be diminished by adverse publicity and investor perceptions.  Also, legislative and regulatory developments may have an adverse effect on the market value of these securities.

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Because high yield securities are frequently traded only in markets where the number of potential purchasers and sellers, if any, is limited, the ability of the Fund to sell these securities at their fair value either to meet redemption requests or to respond to changes in the financial markets may be limited.  In such an event, such securities could be regarded as illiquid for the purposes of the limitation on the purchase of illiquid securities.  Thinly traded high yield securities may be more difficult to value accurately for the purpose of determining the Fund’s net asset value.  Also, because the market for certain high yield securities is relatively new, that market may be particularly sensitive to an economic downturn or a general increase in interest rates.

Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund.  Neither such event will require sale of the securities by the Fund, although the Advisor will consider the event in determining whether the Fund should continue to hold the security.

Hybrid Instruments

Each Fund may invest in hybrid instruments.  A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock or bond with an option or forward contract.  Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some currency or securities index or another interest rate or some other economic factor (each a “benchmark”).  The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return.  Hybrids may not bear interest or pay dividends.  The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark.  These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid.  Under certain conditions, the redemption value of a hybrid could be zero.  Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest.  The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids.  These risks may cause significant fluctuations in the net asset value of the Fund.  Each Fund will not invest more than 5% of its total assets in hybrid instruments.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act.  As a result, each Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

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Illiquid and Restricted Securities

Each Fund may hold up to 15% of its net assets at the time of purchase in illiquid securities, including (1) securities with no readily available market; (2) securities subject to legal restrictions on resale because they have not been registered under the Securities Act of 1933 (“restricted securities”), other than Rule 144A securities noted below; (3) repurchase agreements having more than seven days to maturity; and (4) fixed time deposits subject to withdrawal penalties (other than those with a term of less than seven days).

Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation.  Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Fund might not be able to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days.  The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay.  Adverse market conditions could impede such a public offering of securities.

Illiquid securities do not include those which meet the requirements of Rule 144A under the Securities Act of 1933 (the “1933 Act”) and which the Advisor has determined to be liquid based on the applicable trading markets.  Rule 144A under the 1933 Act establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities sold pursuant to Rule 144A in many cases provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by NASDAQ. An insufficient number of qualified buyers interested in purchasing Rule 144A eligible restricted securities, however, could adversely affect the marketability of such portfolio securities and result in a Fund’s inability to dispose of such securities promptly or at favorable prices.  In recent years, a large institutional market has also developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes.  Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment.

The fact that there are contractual or legal restrictions on resale of an investment to the general public or to certain institutions may not be indicative of the liquidity of such investments.  The Board has delegated the function of making day-to-day determinations of liquidity to the Advisor.  In accordance with guidelines established by the Board, the Advisor will determine the liquidity of each investment using various factors such as (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the likelihood of continued marketability and credit quantity of the issuer.

Inflation-Indexed Securities

The Fixed Income Funds may invest in inflation-indexed fixed income securities, which are structured to provide protection against inflation and are issued by the U.S. and foreign governments, their agencies and instrumentalities and U.S. and foreign corporations.  The value of principal or interest payments of an inflation-indexed security is adjusted periodically to track general movements of inflation in the country of issue.

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As an example, a Fund may invest in U.S. Treasury Inflation Protected Securities (“TIPS”).  Principal amounts of TIPS are adjusted daily based on changes in the rate of inflation (currently represented by the Consumer Price Index for Urban Consumers, non-seasonally adjusted (“CPI”)).  The U.S. Treasury currently issues TIPS only in 10-year maturities, although TIPS have previously been issued with maturities of five, 10 and 30 years.  TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.  The interest rate on TIPS is fixed at issuance, but over the life of the bond may be paid on an increasing or decreasing principal value.  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed even during a period of deflation.  However, because the principal amount of TIPS would be adjusted downward during a period of deflation, the Fund will be subject to deflation risk with respect to its investments in these securities.

The value of inflation-indexed securities such as TIPS generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation.  Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS.  In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS.  Although the principal value of TIPS declines in periods of deflation, holders at maturity receive no less than the par value of the bond.  However, if the Fund purchases TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation.  If inflation is lower than expected during the period the Fund holds TIPS, the Fund may earn less on the security than on a conventional bond.

The daily adjustment of the principal value of TIPS is currently tied to the non-seasonally adjusted CPI for Urban Consumers, which the U.S. Bureau of Labor Statistics calculates monthly.  The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.  There can be no assurance that such index will accurately measure the real rate of inflation in the prices of goods and services.  In addition, calculation of the CPI includes a three-month lag for purposes of determining the principal value of TIPS, which, consequently, could have a negative impact on the value of TIPS under certain market conditions.

Initial Public Offerings

The Funds may purchase equity securities in initial public offerings (“IPOs”).  These securities, which are often issued by unseasoned companies, may be subject to many of the same risks of investing in companies with smaller market capitalizations.  Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods.  Securities issued in an IPO frequently are very volatile in price, and the Funds may hold securities purchased in an IPO for a very short period of time.  As a result, a Fund’s investments in IPOs may increase portfolio turnover, which increases brokerage and administrative costs and may result in taxable distributions to shareholders.

At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund.  In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs.  Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease.  The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so.  In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.  There can be no assurance that investments in IPOs will improve a Fund’s performance.

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Loan Participations and Assignments

The Fixed Income Funds may purchase participations in and assignments of commercial loans.  Such loans are negotiated and underwritten by a bank or syndicate of banks and other institutional investors.  Such indebtedness may be secured or unsecured and may be senior or subordinate to other obligations of the borrower.  Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than investments in corporate loans which hold a more senior position in the borrower’s capital structure or that are secured with collateral.

By purchasing a participation, a Fund acquires some or all of the interest of a bank or other lending institution in a loan.  The loan is administered by an agent bank or other financial intermediary acting as agent for all holders.  The agent administers the terms of the loan, as specified in the loan agreement.  In addition, the agent is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement.  Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the corporate borrower, the Fund may have to rely upon the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

When a Fund purchases a loan assignment, the Fund acquires direct rights against the borrower on the loan.  However, since assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Fund as the purchase of an assignment may differ from, and be more limited than, those held by the lender from which the Fund is purchasing the assignment.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest.  Changes in market interest rates may cause a decline in the value of these investments.  Other factors, such as rating downgrades, credit deterioration, large downward movements in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity could reduce the value of loans. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected.

Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal.  However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.  If the terms of a senior loan do not require the borrower to pledge additional collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the senior loans. In the event of bankruptcy of the borrower, liquidation may not occur and the court may not give lenders the full benefit of their senior positions.  To the extent that a senior loan is collateralized by stock of the borrower or its subsidiaries, such stock may lose all of its value in the event of bankruptcy of the borrower.

When purchasing loan participations, a Fund assumes not only the credit risk associated with the corporate borrower but may also assume the credit risk associated with an interposed bank or other financial intermediary.  A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent.  A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness.  However, if assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest.  In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.  The participation interests in which the Funds intends to invest may not be rated by any nationally recognized rating service.

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Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Funds.  For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.  In addition, it is a conceivable that under emerging legal theories of lender liability, the Fund could be held liable as co-lender.  It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation.  In the absence of definitive regulatory guidance, the Funds rely upon the Advisor’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Funds.

Each Fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry.  For purposes of such limits, the Funds generally will treat the corporate borrower as the “issuer” of indebtedness held by the Funds.  In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, Securities and Exchange Commission (“SEC”) interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers” for the purposes of determining whether the Fund has invested more than 5% of its total assets in a single issuer.  Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale.  In some cases, negotiations involved in disposing of indebtedness may require weeks to complete.  Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Advisor believes to be a fair price.  In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s net asset value than if that value were based on available market quotations, and could result in significant variation in the Fund’s daily share price.  At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid.  As the overnight market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.  The Funds currently intend to treat indebtedness for which there is no readily available market as illiquid for purposes of the Funds’ limitations on illiquid investments.  Investments in loan participation or loan assignments are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by the Funds.

Mortgage-Related Securities

The Fixed Income Funds may invest in mortgage-related securities, which are interests in pools of mortgage loans made to U.S. or foreign residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others.  Pools of mortgage loans are assembled, and interests in those pools are sold to investors by various governmental, government-related and private organizations.  The Funds may also invest in debt securities which are secured with collateral consisting of U.S. mortgage-related securities, and in other types of U.S. mortgage-related securities.  Different types of these derivative securities are subject to different combinations of prepayment, extension, interest rate and other market risks.

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Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.  Instead, these securities provide a monthly payment which consists of both interest and principal payments.  In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities.  Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred.  Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as “modified pass-through.”  These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

Although the underlying mortgage loans in a pool may have maturities of up to 30 years or longer, the actual average life of the pool certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity.  Prepayment rates vary widely and may be affected by changes in market interest rates.  In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the pool certificates.  Conversely, when interest rates are rising, the rate of prepayments tends to decrease, thereby lengthening the actual average life of the certificates.  Mortgage loan repayments may also be adversely affected by matters such as a general economic turndown, high unemployment, a general slowdown in the real estate market, and a drop in the market prices of real estate. Prepayment rates of individual pools may vary widely.  Accordingly, it is not possible to predict accurately the average life of a particular pool.

Timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, issued by governmental entities, private insurers and mortgage poolers.  Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards.  However, there can be no assurance that private insurers or guarantors will meet their obligations.  In addition, the Funds may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the originator/servicers and poolers the Advisor determines that the securities meet the Funds’ quality standards.

U.S. Mortgage Pass-Through Securities.  The principal governmental guarantor of U.S. mortgage-related securities is the Government National Mortgage Association (“GNMA”).  GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development.  GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Agency or guaranteed by the Veterans Administration.

Other government-related guarantors include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”).  FNMA is a government-sponsored corporation owned entirely by private stockholders and subject to general regulation by the Secretary of Housing and Urban Development.  FNMA purchases conventional residential mortgages not insured or guaranteed by any government agency from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers.  FHLMC is a government-sponsored corporation created to increase availability of mortgage credit for residential housing and owned entirely by private stockholders.  FHLMC issues participation certificates which represent interests in conventional mortgages from FHLMC’s national portfolio.  Pass-through securities issued by FNMA and participation certificates issued by FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC, respectively, but are not backed by the full faith and credit of the U.S. Government.

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As of September 7, 2008, the Federal Housing Finance Agency (“FHFA”) has been appointed as the conservator of FHLMC and FNMA for an indefinite period.  In accordance with the Federal Housing Finance Regulatory Reform Act of 2008 and the Federal Housing Enterprises Financial Safety and Soundness Act of 1992, as conservator, the FHFA will control and oversee these entities until the FHFA deems them financially sound and solvent.  During the conservatorship, each entity's obligations are expected to be paid in the normal course of business.  Although no express guarantee exists for the debt or mortgage-backed securities issued by these entities, the U.S. Department of Treasury, through a secured lending credit facility and a senior preferred stock purchase agreement, has attempted to enhance the ability of the entities to meet their obligations.

Private Mortgage Pass-Through Securities.  Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans.  Such issuers may, in addition, be the originators or services of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.  Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because they lack direct or indirect government or agency guarantees of payment.  Timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, issued by governmental entities, private insurers and mortgage poolers.

Mortgage-related securities issued by certain private organizations may be offered through private placements that are restricted as to further sale, and there may be a limited market for such securities, especially where there is a perceived weakness in the mortgage and real estate market sectors.  Without an active trading market, mortgage-backed securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.  As a matter of operating policy, a Fund will not purchase mortgage-related securities which in the Advisor’s opinion are illiquid if, as a result, more than 15% of the value of the Fund’s total assets will be illiquid.

In addition, privately issued mortgage-related securities are not subject to the underwriting requirements for the underlying mortgages that are applicable to mortgage-backed securities that have a government or government-sponsored entity guarantee.  As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics.  Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans.  The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans (loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans).   For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

Collateralized Mortgage Obligations (“CMOs”).  Fixed Income Funds may invest in CMOs.  A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security.  CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA.

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CMOs are structured into multiple classes, each bearing a different stated maturity.  Actual maturity and average life depend upon the prepayment experience of the collateral.  CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid.  Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class.  Investors holding the longer maturity classes receive principal only after the earlier classes have been retired.  Timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, issued by governmental entities, private insurers and mortgage poolers.

Like other privately issued mortgage-related securities, there may be a limited market for CMOs, which therefore may be difficult to value. As indicated above, as a matter of operating policy, a Fund will not purchase mortgage-related securities which in the Advisor’s opinion are illiquid if, as a result, more than 15% of the value of the Fund’s total assets will be illiquid.

Foreign Mortgage-Related Securities.  The Fixed Income Funds may invest in foreign mortgage-related securities.  Foreign mortgage-related securities are interests in pools of mortgage loans made to residential home buyers domiciled in a foreign country.  These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others.  Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited).  Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.  Instead, these securities provide a monthly payment which consists of both interest and principal payments.  In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities.  Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred.  Some mortgage-related securities are described as “modified pass-through.”  These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.  Timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, issued by governmental entities, private insurers and mortgage poolers.

Commercial Mortgage-Backed Securities.  The Fixed Income Funds may invest in commercial mortgage-backed securities, which generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. The market for commercial mortgage backed is relatively small compared to the market for residential single-family mortgage-backed securities. Commercial lending typically involves larger loans to single borrowers or groups of related borrowers than residential one- to four-family mortgage loans. In addition, the repayment of loans secured by income producing properties typically depends upon the cash flow generated by the operation of the related real estate. As a result, changes in economic conditions may have a greater impact on commercial mortgage-backed securities than on residential mortgage-related securities.

Stripped Mortgage-Backed Securities.  The Fixed Income Funds may invest in stripped mortgage-backed securities, which are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security’s principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security (or “IO”), and all of the principal is distributed to holders of another type of security known as a principal-only security (or “PO”). The yields to maturity on IO’s and PO’s are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

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Adjustable Rate Mortgage-Backed Securities.  The Fixed Income Funds may invest in adjustable rate mortgage-backed securities (sometimes referred to as “ARM securities”), which are mortgage-backed securities that represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of mortgage loans bearing variable or adjustable rates of interest (such mortgage loans are referred to as “ARM’s”). Because the interest rates on ARM securities are reset in response to changes in a specified market index, the values of such securities tend to be less sensitive to interest rate fluctuations than the values of fixed-rate securities. As a result, during periods of rising interest rates, such securities generally do not decrease in value as much as fixed-rate securities. Conversely, during periods of declining rates, such securities generally do not increase in value as much as fixed-rate securities. ARM’s generally specify that the borrower’s mortgage interest rate may not be adjusted above a specified lifetime maximum rate or, in some cases, below a minimum lifetime rate. In addition, certain ARM’s specify limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. ARM’s also may limit changes in the maximum amount by which the borrower’s monthly payment may adjust for any single adjustment period. If a monthly payment is not sufficient to pay the interest accruing on the ARM, any such excess interest is added to the mortgage loan (“negative amortization”), which is repaid through future payments. Borrowers under ARM’s experiencing negative amortization may take longer to build up their equity in the underlying property than conventional borrowers and may be more likely to default. ARM’s also may be subject to a greater rate of prepayments in a declining interest rate environment. Conversely, during a period of rising interest rates, prepayments on ARM’s might decrease.

Other Mortgage-Related Securities.  The Fixed Income Funds may invest in other mortgage-related securities.  Other mortgage-related securities include securities of U.S. or foreign issuers that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.  These other mortgage-related securities may be debt securities issued by governmental agencies or instrumentalities or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities.

Municipal Securities

The Fixed Income Funds may invest in debt obligations issued by state and local governments, territories and possessions of the U.S., regional government authorities, and their agencies and instrumentalities which provide interest income that, in the opinion of bond counsel to the issuer at the time of original issuance, is exempt from federal income taxes (“municipal securities”).  In addition, the Fund may invest in issues of such entities that are taxable or not exempt from federal income taxes.  Municipal securities include both notes (which have maturities of less than one year) and bonds (which have maturities of one year or more) that bear fixed or variable rates of interest.

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In general, municipal securities are issued to obtain funds for a variety of public purposes, such as the construction, repair, or improvement of public facilities including airports, bridges, housing, hospitals, mass transportation, schools, streets, and water and sewer works.  Municipal securities may be issued to refinance outstanding obligations, to raise funds for general operating expenses and lending to other public institutions and facilities, and in anticipation of the receipt of revenue or the issuance of other obligations.  They may also be issued to provide for the construction, equipment, repair or improvement of privately operated facilities.

The two principal classifications of municipal securities are “general obligation” securities and “revenue” securities.  General obligation securities are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest.  Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base.  Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer, and the taxes that can be levied for the payment of debt service may be limited or unlimited as to rates or amounts of special assessments.  Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source.  Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue security is a function of the economic viability of the facility or revenue source.  Revenue bonds are issued to finance a wide variety of capital projects including:  electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals.  Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund the assets of which may be used to make principal and interest payments on the issuer’s obligations.  Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and collateralized mortgages, and the net revenues from housing or other public projects.  Some authorities are provided further security in the form of a state’s assurance (although without obligation) to make up deficiencies in the debt service reserve fund.

A Fund may purchase insured municipal debt in which scheduled payments of interest and principal are guaranteed by a private, non-governmental or governmental insurance company.  The insurance does not guarantee the market value of the municipal debt or the value of the shares of the Fund.

Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978.  In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures of referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes.  Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

Certain of the municipal securities in which a Fund may invest, and certain of the risks of such investments, are described below.

Moral Obligation Securities.  Municipal securities may include “moral obligation” securities which are usually issued by special purpose public authorities.  If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

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Zero Coupon Securities.  Zero coupon securities are debt securities issued or sold at a discount from their face value.  These securities do not entitle the holder to interest payments prior to maturity or a specified redemption date, when they are redeemed at face value.  Zero coupon securities may also take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves, and receipts and certificates representing interests in such stripped obligations and coupons.  The market prices of zero coupon securities tend to be more sensitive to interest rate changes, and are more volatile, than interest bearing securities of like maturity.  The discount from face value is amortized over the life of the security and such amortization will constitute the income earned on the security for accounting and tax purposes.  Even though income is accrued on a current basis, the Fund does not receive the income currently in cash.  Therefore, the Fund may have to sell other portfolio investments to obtain cash needed to make income distributions.

Mortgage-Backed Securities.  Mortgage-backed securities are municipal debt obligations issued to provide financing for residential housing mortgages to targeted groups.  Payments made on the underlying mortgages and passed through to the Fund will represent both regularly scheduled principal and interest payments.  The Fund may also receive additional principal payments representing prepayments of the underlying mortgages.  Investing in such municipal debt obligations involves special risks and considerations, including the inability to predict accurately the maturity of the Fund’s investments as a result of prepayments of the underlying mortgages (which may require the Fund to reinvest principal at lower yields than would otherwise have been realized), the illiquidity of certain of such securities, and the possible default by insurers or guarantors supporting the timely payment of interest and principal.

Municipal Lease Obligations.  Municipal lease obligations are lease obligations or installment purchase contract obligations of municipal authorities.  Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation.  A Fund may also purchase “certificates of participation”, which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority.  However, certain lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year.  Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult.  In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

Short-Term Obligations.  Short-term municipal obligations include the following:

•
Tax Anticipation Notes, which are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes.  They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

•
Revenue Anticipation Notes, which are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program.  They also are usually general obligations of the issuer.

•	Bond Anticipation Notes, which normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

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•	Short-Term Discount Notes (tax-exempt commercial paper), which are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

Floating Rate and Variable Rate Demand Notes.  Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice.  Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.  The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders.  The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank’s prime rate, and is reset whenever such rate is adjusted.  The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

Each Fund will limit its purchase of municipal securities that bear floating rates and variable rates of interest to those meeting the rating quality standards set forth in the Fund’s prospectus.  Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.  The Advisor monitors the earning power, cash flow and other liquidity ratios of the issuers of such obligations, as well as the creditworthiness of the institution responsible for paying the principal amount of the obligations under the demand feature.

The Fund may also invest in municipal securities in the form of “participation interests” in variable rate tax-exempt demand obligations held by a financial institution, usually a commercial bank.  Municipal participation interests provide the purchaser with an undivided interest in one or more underlying municipal securities and the right to demand payment from the institution upon a specified number of days’ notice (no more than seven) of the unpaid principal balance plus accrued interest.  In addition, the municipal participation interests are typically enhanced by an irrevocable letter of credit or guarantee from such institution.  Since the Fund has an undivided interest in the obligation, it participates equally with the institution with the exception that the institution normally retains a fee out of the interest paid for servicing, providing the letter of credit or guarantee, and issuing the repurchase commitment.

Obligations with Puts Attached.  Long-term fixed rate municipal debt obligations may be coupled with an option granted by a third party financial institution allowing the Fund at specified intervals to tender (or “put”) such debt obligations to the institution and receive the face value.  These third party puts are available in many different forms, and may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps.  The financial institution granting the option does not provide credit enhancement.  If there is a default on, or significant downgrading of, the bond or a loss of its tax-exempt status, the put option will terminate automatically.  The risk to the Fund will then be that of holding a long-term bond.

These investments may require that the Fund pay a tender fee or other fee for the features provided.  In addition, the Fund may acquire “stand-by commitments” from banks or broker dealers with respect to the municipal securities held in its portfolios.  Under a stand-by commitment, a bank or broker/dealer agrees to purchase at the Fund’s option a specific municipal security at a specific price on a specific date.  The Fund may pay for a stand-by commitment either separately, in cash, or in the form of a higher price paid for the security.  The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity.

Private Activity and Industrial Development Bonds.  The Funds may purchase certain private activity or industrial development bonds, the interest paid on which is exempt from federal income tax. These bonds are issued by or on behalf of public authorities to raise money to finance various privately-owned or -operated facilities for business and manufacturing, housing and pollution control. They are also used to finance public facilities such as airports, mass transit systems, ports, parking or sewage or solid waste disposal facilities, as well as certain other categories. The payment of the principal and interest on such bonds is secured primarily by revenues derived from loan repayments or lease payments by entity owning or operating the facility, which may or may not be guaranteed by a parent company or otherwise secured.  Such bonds generally are not secured by a pledge of the taxing power of the issuer of the bonds, and therefore depend on the revenue of a private entity.  The continued ability of such an entity to generate sufficient revenues for the payment of principal and interest on such bonds may be affected by many factors, including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the extent of the entity’s dependence on revenues from the operation of the particular facility being financed, and may be dependent solely on the revenues generated by the use of the facility.

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Obligations with Puts Attached

The Fixed Income Funds may invest in obligations with puts attached.  Obligations with puts attached are long-term fixed rate debt obligations that have been coupled with an option granted by a third party financial institution allowing the Fund at specified intervals to tender (or “put”) such debt obligations to the institution and receive the face value.  These third party puts are available in many different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps.  The financial institution granting the option does not provide credit enhancement.  If there is a default on, or significant downgrading of, the bond or a loss of its tax-exempt status, the put option will terminate automatically.  The risk to the Fund will then be that of holding a long-term bond.

These investments may require that the Fund pay a tender fee or other fee for the features provided.  In addition, the Fund may acquire “stand-by commitments” from banks or broker dealers with respect to the securities held in its portfolio.  Under a stand-by commitment, a bank or broker/dealer agrees to purchase at the Fund’s option a specific security at a specific price on a specific date.  The Fund may pay for a stand-by commitment either separately, in cash, or in the form of a higher price paid for the security.  The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity.

Options on Securities and Indexes

Each Fund may purchase and sell both put and call options on securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option.  The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option.  (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

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Each Fund will write call options and put options only if they are “covered.”  A call option on a security is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held by the Fund (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Advisor in accordance with established procedures in such amount are segregated).  A call option on an index is covered if a Fund maintains with its custodian assets determined to be liquid by the Advisor in accordance with established procedures, in an amount equal to the contract value of the index.  A call option is also covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written, or (2) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Advisor in accordance with established procedures.

A put option on a security or an index is “covered” if a Fund segregates assets determined to be liquid by the Advisor in accordance with established procedures equal to the exercise price.  A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (1) equal to or greater than the exercise price of the put written, or (2) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Advisor in accordance with established procedures.

If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written.  If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid.  Each Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold.  Before an exchange traded option is exercised or expired, it may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration date).  There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.  A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss.  If the premium received from a closing sale transaction is more than the premium paid to purchase the option, a Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss.  The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit.  The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

Each Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security.  A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations.  A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put.  In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

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Risks Associated with Options on Securities and Indexes.  Transactions in options on securities and on indexes are subject to a number of risks.  For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.  A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.  The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.  Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.  If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), a Fund will lose its entire investment in the option.  Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position.  Secondary markets on an exchange may not exist or may not be liquid for a variety of reasons including: (i) insufficient trading interest in certain options; (ii) restrictions on opening transactions or closing transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances which interrupt normal operations on an exchange; (v) inadequate facilities of an exchange or the Options Clearing Corporation to handle current trading volume at all times; or (vi) discontinuance in the future by one or more exchanges for economic or other reasons, of trading of options (or of a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.  If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.  As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option.  If restrictions on exercise were imposed, a Fund might be unable to exercise an option it has purchased.  Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

Other Asset Backed Securities

The Fixed Income Funds may invest asset-backed securities.  Asset-backed securities, unrelated to mortgage loans, represent a direct or indirect participation in, or are secured by and payable from, cash flows from pools of assets such as loans or receivables due from a number of different parties. These receivables can include but are not limited to credit card receivables, retail automobile installment sales contracts, home equity loans and lines of credit, student loans, airplane leases, and other equipment leases.  Payment of principal and interest on asset-backed securities may largely depend upon the cash flows generated by the assets backing the securities.

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In an effort to lessen the effect of failures by obligors on these underlying assets to make payments, such securities may contain elements of credit support, based on the underlying assets or credit enhancements provided by a third party.  Credit support falls into two classes -- liquidity protection and protection against ultimate default on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies, letters of credit obtained from third parties, various means of structuring the transaction, or a combination of such approaches. The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security.

Asset-backed securities are generally subject to the risks of the underlying assets and can be subject to certain additional risks including damage or loss of the collateral backing the security, failure of the collateral to generate the anticipated cash flow, and more rapid prepayment because of events affecting the collateral (such as accelerated prepayment of loans backing these securities or destruction of equipment subject to equipment trust certificates). If underlying obligations are repaid earlier than expected, the Fund may have to reinvest the proceeds from the securities at a lower interest rate.

The values of asset-backed securities are affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and the exhaustion of any credit enhancement.  In its capacity as purchaser of an asset-backed security, a fund would generally have no recourse to the entity that originated the loans in the event of default by the borrower.  Asset backed securities may present certain risks not relevant to mortgage-backed securities.  Assets underlying asset-backed securities such as credit card receivables are generally unsecured, and debtors are entitled to the protection of various state and federal consumer protection laws, some of which provide a right of set-off that may reduce the balance owed.

Asset-backed securities are relatively new and untested instruments and may be subject to greater risk of default during periods of economic downturn than other securities.  In addition, the secondary market for asset-backed securities may not be as liquid as the market for other securities, which may result in difficulty in valuing asset-backed securities.

Subordinated Securities.  The Fixed Income Funds may invest in securities which are subordinated to other securities in some manner as to the payment of principal and/or interest. In the case of securities issued by a trust, such as asset-backed and mortgage-backed securities, these securities may be subordinated to holders of more senior securities collateralized by the same pool of assets. Because holders of subordinate securities may have to absorb losses in greater proportion than holders of more senior securities, they may have greater risk than would holders of the underlying collateral.  The holders of subordinated securities typically are compensated with a higher stated yield than are the holders of more senior securities in exchange for accepting greater risk.  As a result, rating agencies tend to assign lower ratings to subordinate securities than they do to senior securities of the same trust or issuer.  The market for subordinate securities may be less liquid than is the case for more senior debt securities.

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Other Investment Companies

Each Fund may invest in securities issued by other investment companies, including (to the extent permitted by the 1940 Act) other investment companies managed by the Advisor.  They may include shares of money market funds, exchange traded funds (“ETFs”), closed-end investment companies, and passive foreign investment companies.

ETFs are not actively managed.  Rather, an ETF’s objective is to track the performance of a specified index.  Therefore, securities may be purchased, retained and sold by ETFs at times when an actively managed trust would not do so.  As a result, a Fund may have a greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of the securities that are heavily weighted in the index than would be the case if the ETF were not fully invested in such securities.  Because of this, an ETF’s price can be volatile.  In addition, the results of an ETF will not match the performance of the specified index due to reductions in the ETF’s performance attributable to transaction and other expenses, including fees paid by the ETF to service providers.

Shares of closed-end funds and ETFs (except, in the case of ETFs, for “aggregation units” of 50,000 shares) are not individually redeemable, but are traded on securities exchanges.  The prices of such shares are based upon, but not necessarily identical to, the value of the securities held by the issuer.  There is no assurance that the requirements of the securities exchange necessary to maintain the listing of shares of any closed-end fund or ETF will continue to be met.

Each Fund limits its investments in securities issued by other investment companies in accordance with the 1940 Act and SEC rules.  Under the 1940 Act, a Fund may own an unlimited amount of any affiliated investment company.  It also may invest its assets in any unaffiliated investment company, subject to certain conditions, as long as the Fund and its affiliated persons own no more than 3% of the outstanding voting stock of the acquired investment company.  This restriction may not apply to the Fund’s investments in money market mutual funds, if the Fund’s investments fall within the exceptions set forth under SEC rules.

As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees.  Accordingly, in addition to bearing their proportionate share of the Fund’s expenses (i.e., management fees and operating expenses), shareholders will also indirectly bear similar expenses of such other investment companies.

Investments by a Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of an investment in other investment companies.

Participatory Notes

The Global Equity, International, Emerging Markets and International Small Cap Funds may invest in participatory notes issued by banks or broker-dealers that are designed to replicate the performance of certain non-U.S. companies traded on a non-U.S. exchange.  Participatory notes are a type of equity-linked derivative which generally are traded over-the-counter.  Even though a participatory note is intended to reflect the performance of the underlying equity securities on a one-to-one basis so that investors will not normally gain or lose more in absolute terms than they would have made or lost had they invested in the underlying securities directly, the performance results of participatory notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses.  Investments in participatory notes involve risks normally associated with a direct investment in the underlying securities.  In addition, participatory notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with a Fund.  Participatory notes constitute general unsecured, unsubordinated contractual obligations of the banks or broker-dealers that issue them, and each Fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participatory note against the issuers of the securities underlying such participatory notes.  There can be no assurance that the trading price or value of participatory notes will equal the value of the underlying value of the equity securities they seek to replicate.

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Preferred Stock

The Funds may invest in preferred stock.  Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets.  A preferred stock has a blend of the characteristics of a bond and common stock.  It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited.  Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Real Estate Investment Trusts

The Funds may invest in real estate investment trusts (“REITs”).  Equity REITs invest directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales.  Mortgage REITs invest in mortgages on real property and derive their income primarily from interest payments.  Hybrid REITs combine the characteristics of equity and mortgage REITs.  A REIT is not taxed on income distributed to its shareholders or unit holders if it complies with statutory requirements relating to its organization, ownership, assets and income, and with an additional statutory requirement that it distribute to its shareholder or unit holders at least 90% of its taxable income for each taxable year.

REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, variations in rental income and defaults by borrowers or tenants.  Furthermore, REITs are dependent on specialized management skills.  Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

REITs pay dividends to their shareholders based upon available funds from operations.  It is quite common for these dividends to exceed a REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital.  Each Fund intends to include the gross dividends from such REITs in its distribution to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

Repurchase Agreements

To maintain liquidity, each Fund may enter into repurchase agreements (agreements to purchase U.S. Treasury notes and bills, subject to the seller’s agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks.

A repurchase agreement is a transaction in which a Fund purchases a security and, at the same time, the seller (normally a commercial bank or broker-dealer) agrees to repurchase the same security (and/or a security substituted for it under the repurchase agreement) at an agreed-upon price and date in the future.  The resale price is in excess of the purchase price, as it reflects an agreed-upon market interest rate effective for the period of time during which the Fund holds the securities.  Repurchase agreements may be viewed as a type of secured lending.  The purchaser maintains custody of the underlying securities prior to their repurchase; thus the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such underlying securities.  If the value of such securities is less than the repurchase price, the other party to the agreement is required to provide additional collateral so that all times the collateral is at least equal to the repurchase price.

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The majority of these transactions run from day to day and not more than seven days from the original purchase.  However, the maturities of the securities subject to repurchase agreements are not subject to any limits and may exceed one year.  The securities will be marked to market every business day so that their value is at least equal to the amount due from the seller, including accrued interest.  A Fund’s risk is limited to the ability of the seller to pay the agreed-upon sum on the delivery date.

Although repurchase agreements carry certain risks not associated with direct investments in securities, the Fund intends to enter into repurchase agreements only with banks and dealers believed by the Advisor to present minimum credit risks in accordance with guidelines established by the Board of Trustees.  The Advisor will review and monitor the creditworthiness of such institutions under the Board’s general supervision.  To the extent that the proceeds from any sale of collateral upon a default in the obligation to repurchase were less than the repurchase price, the purchaser would suffer a loss.  If the other party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, the purchaser’s ability to sell the collateral might be restricted and the purchaser could suffer a loss if it were treated as an unsecured creditor.  However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, each Fund intends to comply with provisions under such Code that would allow it immediately to resell the collateral.

Reserves

Each Fund may establish and maintain reserves when the Advisor determines that such reserves would be desirable for temporary defensive purposes (for example, during periods of substantial volatility in interest rates) or to enable it to take advantage of buying opportunities.  The Fund’s reserves may be invested in domestic and foreign money market instruments, including government obligations.

Reverse Repurchase Agreements

The Fixed Income Funds may enter into reverse repurchase agreements (agreements to sell portfolio securities, subject to such Fund’s agreement to repurchase them at a specified time and price) with well-established registered dealers and banks.  The Fund covers its obligations under a reverse repurchase agreement by maintaining a segregated account comprised of cash, U.S. Government securities or high-grade debt obligations, maturing no later than the expiration of the agreement, in an amount (marked-to-market daily) equal to its obligations under the agreement.  Reverse repurchase agreements are the economic equivalent of borrowing by the Fund, and are entered into by the Fund to enable it to avoid selling securities to meet redemption requests during market conditions deemed unfavorable by the Advisor.

Securities Lending

To realize additional income, each Fund may lend securities with a value of up to 30% of its total assets to broker-dealers, institutional investors or other persons.  Each loan will be secured by collateral which is maintained at no less than 100% of the value of the securities loaned by marking to market daily.  For the duration of the loan, the Fund will continue to receive the equivalent of the dividends or interest paid by the issuer on the securities loaned, and will receive proceeds from the investment of the collateral.  A Fund may pay reasonable administrative and custodial fees in connection with a loan of securities and may pay a negotiated portion of the income earned on the collateral to the borrower or a placing broker.  Each Fund will have the right to call each loan and obtain the securities on five business days’ notice or, in connection with securities trading on foreign markets, within a longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets.  Loans will only be made to persons deemed by the Advisor to be of good standing in accordance with standards approved by the Board and will not be made unless, in the judgment of the Advisor, the consideration to be earned from such loans would justify the risk.  The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.  In addition, voting rights or rights to consent with respect to the loaned securities pass to the borrower.

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Short-Term Investments

The Funds may at times invest in short-term securities either for temporary, defensive purposes or as part of their overall investment strategies.  These securities include U.S. dollar denominated bank certificates of deposit, bankers acceptances, commercial paper and other short-term debt obligations of U.S. and foreign issuers, including U.S. Government and agency obligations.  A certificate of deposit is a short-term obligation of a commercial bank.  A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction.  Commercial paper is a short-term, unsecured promissory note issued to finance short-term credit needs.  All these obligations are high quality, meaning that the security is rated in one of the two highest categories for short-term securities by one of the nationally recognized rating services or, if unrated, is determined by the Advisor to be of comparable quality.  The values of these investments may be adversely affected by the inability of the issuers (or related supporting institutions) to make principal or interest payments on the obligations in a timely manner.

Structured Notes

Each Fund may invest in structured notes.  Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator.  Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator.  Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile.

Swap Agreements and Options on Swap Agreements

Each Fund may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security indexes, specific securities, currencies and credit default and event-linked swaps.  The Fund may also enter into options on swap agreements (“swap options”).

Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

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Following the adoption and implementation of the Dodd-Frank Act, many categories of swaps (such as interest rate swaps, currency swaps, and swaps on broad-based securities indexes) are commodity interests subject to the jurisdiction of the Commodity Futures Trading Commission (the “CFTC”).  If a Fund enters into such a swap, it may be considered a “commodity pool,” which in turn may trigger a requirement for the Advisor to register as a “commodity pool operator” (a “CPO”) with the CFTC absent the ability to rely on the exclusion from CPO status provided by CFTC Regulation 4.5.  Recent amendments to Regulation 4.5, in relevant part, impose limits on the amount of an investment company’s commodity interest trading and prohibit an investment company as to which the exclusion is claimed to be marketed as a vehicle for trading commodity interests.  The amendments to Regulation 4.5 are being challenged in federal court, and the outcome of that litigation remains uncertain.

Swaps on single securities, single loans, and narrow-based securities indexes – as well as some index credit default swaps – are known as “security-based swaps.”  These instruments are subject to SEC, rather than CFTC, jurisdiction.  Accordingly, a Fund would not be considered a commodity pool subject to CFTC jurisdiction as a result of entering into this type of swap transaction.

Swaps bearing attributes of both CFTC-regulated swaps and security-based swaps are considered “mixed swaps.”  Absent a determination to the contrary by the CFTC and the SEC, these instruments would generally be considered to be commodity interests.  As a result, a Fund that enters into a mixed swap would be considered a commodity pool, which in turn may trigger a requirement for the Advisor to register as a CPO with the CFTC absent the ability to rely on the exclusion from CPO status provided by Regulation 4.5.

A Fund could be considered a “major swap participant” or a “major-security based swap participant” if its trading of swaps or security-based swaps exceeded certain tests specified in CFTC and SEC regulations that, generally speaking, measure swap counterparty exposure.  Major swap participants and major security-based swap participants are subject to comprehensive requirements under CFTC and SEC regulations, respectively.  Those requirements, if they were to apply to a Fund, would potentially have an adverse effect on a Fund’s ability to trade swaps and security-based swaps.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.  The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index.  A “quanto” or “differential” swap combines both an interest rate and a currency transaction.  Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Each Fund may enter into credit default swap agreements.  The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred.  If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation.  A Fund may be either the buyer or seller in a credit default swap transaction.  If the Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing.  However, if an event of default occurs, the Fund (if the buyer) will receive either the full notional value in exchange for the reference obligation or the difference in value between the full notional value and the reference obligation.  As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event.  If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly.

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A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.  Each Fund may write (sell) and purchase put and call swap options.

Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Advisor in accordance with established procedures, to avoid any potential leveraging of a Fund’s portfolio.  Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities.   As a matter of operating policy, a Fund will limit its swap transactions, along with any other transactions that are considered commodity interests subject to CFTC jurisdiction, so that either: (a) the aggregate initial margin or premium required to establish those positions does not exceed 5% of the Fund’s net assets; or (b) the aggregate net notional value of those positions does not exceed 100% of the Fund’s net assets.  For this purpose, the caps, collars, and floors described above are considered swaps.

Swap contracts involve special risks. Swaps may in some cases be illiquid. In the absence of a central exchange or market for swap transactions, they may be difficult to trade or value, especially in the event of market disruptions.  Credit default swaps involve additional risks. For example, credit default swaps increase credit risk since a Fund has exposure to both the issuer of the referenced obligation (typically a debt obligation) and the counterparty to the credit default swap.

Whether a Fund’s use of swap agreements or swap options will be successful in furthering its investment objective will depend on the Advisor’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.  Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid depending on the underlying circumstances.  Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.  Each Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness.  Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund’s ability to use swap agreements.  It is possible that developments in the swaps market, including regulations being implemented under the Dodd-Frank Act, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option.  When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised.  However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

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Swaps and security-based swaps are subject to a comprehensive regulatory regime under the Dodd-Frank Act that is being implemented by the CFTC and the SEC.  Many aspects of this regime have yet to be finalized, so their overall effect on a Fund remains uncertain.  One key aspect of these regulations will be to provide for the centralized clearing of several categories of swap transactions.  Centralized clearing may reduce some risks associated with bilateral trading – like counterparty and credit risks – but may present other risks, like risks associated with the failure of the member firm through which swaps are submitted for clearing.  Centrally-cleared swap transactions will generally be required to be executed on a designated contract market or a swap execution facility, and the clearing organizations for those transactions may impose initial and variation margin requirements.  Swaps that are uncleared may be subject to margin requirements imposed by regulation.  A swap counterparty will have certain recordkeeping requirements regarding its swap transactions, and information about those transactions may be required to be reported and made publicly available.  These new requirements will impose additional costs on entering into swaps, the full scope of which will remain unknown until the regulations are fully implemented.

Trust Preferred Securities

The Fixed Income Funds may invest in trust-preferred securities, which share characteristics of preferred stock, corporate debt, and asset-backed securities.  Trust preferred securities represent interests in a trust formed by a parent company to finance its operations.  The trust sells preferred shares and invests the proceeds in debt securities of the parent.  This debt may be subordinated and unsecured. Dividend payments on the trust preferred securities match the interest payments on the debt securities. If no interest is paid on the underlying debt securities, the trust will not make interest payments to holders of its preferred securities.  Unlike typical asset-backed securities, trust preferred securities have only one underlying obligor and are not over-collateralized. For that reason the market may effectively treat trust preferred securities as subordinate corporate debt of the underlying issuer. Issuers of trust preferred securities receive favorable tax treatment. If the tax rules regarding trust preferred securities were to change, they could be redeemed by the issuers, which could result in a loss to holders.

U.S. Government Securities

Each Fund may invest in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities. U.S. government securities include direct obligations issued by the United States Treasury, such as Treasury bills, certificates of indebtedness, notes and bonds.  U.S. Treasury obligations differ mainly in the lengths of their maturities (e.g., Treasury bills mature in one year or less, and Treasury notes and bonds mature in two to 30 years).

U.S. government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal National Mortgage Association (d/b/a Fannie Mae) (“FNMA”), Federal Home Loan Mortgage Corporation (d/b/a Freddie Mac) (“FHLMC”), Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Bank, Small Business Administration and Tennessee Valley Authority. Securities issued by these agencies and instrumentalities may have maturities from one day to 30 years or longer.  Except for U.S. Treasury securities, obligations of U.S. government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some (such as those of the Federal Home Loan Banks) are backed by the right of the issuer to borrow from the Treasury; others (such as those of FNMA) are backed by discretionary authority of the U.S. government to purchase the agencies’ obligations; and others (such as those of FHLMC) are supported only by the credit of the instrumentality.

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U.S. government securities also include securities issued by non-governmental entities (such as financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to market crises or otherwise.

A guarantee of principal by an agency or instrumentality may be a guarantee of payment at the maturity of the obligation, so that in the event of a default prior to maturity there might not be a market and thus no means of realizing the value of the obligation prior to its maturity.  In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.  No government agency or instrumentality guarantees the market value of the securities it issues, and such market value will fluctuate in response to changes in interest rates.

As of September 7, 2008, the Federal Housing Finance Agency (“FHFA”) has been appointed as the conservator of FHLMC and FNMA for an indefinite period.  In accordance with the Federal Housing Finance Regulatory Reform Act of 2008 and the Federal Housing Enterprises Financial Safety and Soundness Act of 1992, as conservator, the FHFA will control and oversee these entities until the FHFA deems them financially sound and solvent.  During the conservatorship, each entity's obligations are expected to be paid in the normal course of business.  Although no express guarantee exists for the debt or mortgage-backed securities issued by these entities, the U.S. Department of Treasury, through a secured lending credit facility and a senior preferred stock purchase agreement, has attempted to enhance the ability of the entities to meet their obligations.

Variable Rate and Floating Rate Demand Notes

The Fixed Income Funds may invest in variable and floating rate demand notes.  Variable rate demand notes and bonds have a stated maturity in excess of one year, but permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice.  Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.  The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders.

The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank’s prime rate, and is reset whenever such rate is adjusted.  The interest rate on a variable rate demand note is reset at specified intervals at a market rate.  The Advisor monitors the earning power, cash flow and other liquidity ratios of the issuers of such obligations, as well as the creditworthiness of the institution responsible for paying the principal amount of the obligations under the demand feature.

Warrants

The Funds may invest in warrants.  A warrant, which is issued by the underlying issuer, gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price.  Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the underlying security to reach, or have reasonable prospects of reaching, a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund’s entire investment therein).

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When-Issued Securities

Each Fund may from time to time purchase securities on a “when-issued,” delayed delivery or forward commitment basis, generally in connection with an underwriting or other offering.  The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date, beyond normal settlement dates, generally from 15 to 45 days after the transaction.  Each Fund will segregate the liquid securities or cash in an amount at least equal to these commitments.  Typically, income may not accrue on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated.

When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value.  Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments.  If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When a Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security.  If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss.  Each Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss.  There is no percentage limitation on the extent to which a Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

INVESTMENT RESTRICTIONS

The Trust has adopted the following fundamental investment policies and restrictions with respect to the Funds in addition to the policies and restrictions discussed in the prospectuses.  The policies and restrictions listed below with respect to a Fund cannot be changed without approval by the holders of a majority of the outstanding voting securities of the Fund.  A “majority of the outstanding voting securities” of a Fund is defined in the 1940 Act to mean the lesser of (1) 67% of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares of the Fund are represented or (2) more than 50% of the outstanding shares of the Fund.

As a matter of fundamental policy, each Fund is diversified-- i.e., at least 75% of the value of its total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

In addition, no Fund may:

1.
Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of its total assets (not including the amount borrowed), provided that it will not make investments while borrowings in excess of 5% of the value of its total assets are outstanding;

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2.	Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

3.
Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. government securities), except that the Fund reserves the right to invest all of its assets in shares of another investment company;

4.
Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and securities issued by real estate investment trusts);

5.
Purchase or sell commodities or commodity futures contracts, except that the Fund may purchase and sell stock index futures contracts for hedging purposes to the extent permitted under applicable federal and state laws and regulations and except that the Funds may engage in foreign exchange forward contracts, although it has no current intention to use such contracts except to settle transactions in securities requiring foreign currency;

6.	Make loans (except for purchases of debt securities consistent with the investment policies of the Funds and except for repurchase agreements);

7.	Make investments for the purpose of exercising control or management; or

8.	Invest in oil and gas limited partnerships or oil, gas or mineral leases.

Neither the Global Equity Fund, the International Equity Fund, the Emerging Markets Fund nor the International Small Cap Fund may:

1.	Make short sales of securities or maintain a short position, except for short sales against the box;

2.	Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions; or

3.
Write put or call options, except that the Fund may (a) write covered call options on individual securities and on stock indices; (b) purchase put and call options on securities which are eligible for purchase by the Fund and on stock indices; and (c) engage in closing transactions with respect to its options writing and purchases, in all cases subject to applicable federal and state laws and regulations.

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Operating Restrictions

Each Fund observes the following restrictions as a matter of operating, but not fundamental, policy, which can be changed by the Board without shareholder approval.

No Fund may:

1.
Purchase any security if as a result the Fund would then hold more than 10% of any class of voting securities of an issuer (taking all common stock issues as a single class, all preferred stock issues as a single class, and all debt issues as a single class), except that the Fund reserves the right to invest all of its assets in a class of voting securities of another investment company;

2.
Purchase (i) more than 3% of the total outstanding shares of another investment company, (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund, or (iii) shares of another registered investment company in an amount that would cause the Fund’s aggregate investment in all investment companies to be in excess of 10% of the value of the total assets of the Fund, except as permitted by federal and state law and regulations promulgated thereunder, and except that the Fund reserves the right to invest all of its assets in another investment company; or

3.	Hold more than 15% of its net assets in illiquid securities.

In addition, neither the Global Equity Fund, the International Equity Fund the Emerging Markets Fund nor the International Small Cap Fund may make any change to its investment policy of investing at least 80% of its net assets in the investments suggested by the Fund’s name without first providing the Fund’s shareholders with at least 60 days’ prior notice.

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PORTFOLIO TURNOVER

The annual portfolio turnover rate indicates changes in the Funds’ portfolios, and is calculated by dividing the lesser of long-term purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of portfolio long-term securities owned by the Funds during the fiscal year.  A 100% portfolio turnover rate would occur if all the securities in the Funds’ portfolios, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.  A high rate of portfolio turnover (100% or more) generally leads to high transaction costs and might result in a greater number of taxable transactions.  Each Fund’s rate of portfolio turnover for the fiscal years ended September 30, 2012 and 2011 were as follows:

	2012	2011
Core Plus Fund(3)	31.59%	91.18%
Credit Focus Yield Fund(1)	162.73%	N/A
Global Equity Fund	18.00%	23.94%
International Equity Fund	13.47%	4.99%
International Small Cap Fund(1)	13.55%	N/A
Emerging Markets Fund(2)	28.59%	94.70%
SMART Fund	27.44%	56.16%
(1)	The Credit Focus Yield Fund and International Small Cap Fund commenced operations on February 1, 2012.
(2)	The Emerging Markets Fund commenced operations on January 31, 2011.
(3)	The difference in portfolio turnover rate for the Core Plus Fund is due to reduced trading activity for the Fund in 2012, particularly in mortgage-related securities.

PORTFOLIO HOLDINGS DISCLOSURE

The Funds will not disclose (or authorize its custodian or principal underwriter to disclose) portfolio holdings information to any person or entity except as follows:

•
To persons providing services to the Funds who have a need to know such information in order to fulfill their obligations to the Funds, such as portfolio managers, administrators, custodians, pricing services, proxy voting services, accounting and auditing services, and research and trading services, and the Trust’s Board of Trustees;

•	In connection with periodic reports that are available to shareholders and the public;

•	To mutual fund rating or statistical agencies or persons performing similar functions;

•	Pursuant to a regulatory request or as otherwise required by law; or

•	To persons approved in writing by the Chief Compliance Officer of the Trust (the “CCO”).

Any disclosures made to persons approved by the CCO will be reported by the CCO to the Board at the end of the quarter in which such disclosure was made.  The portfolio holdings information that may be distributed to any person is limited to the information that the Advisor believes is reasonably necessary in connection with the services to be provided by the service provider receiving the information.  Neither the Trust nor the Advisor may receive compensation in connection with the disclosure of information about the Fund’s portfolio securities.  In the event of a conflict between the interests of Trust shareholders and those of the Advisor or any affiliated person of the Trust or the Advisor, the CCO will make a determination in the best interests of the Trust’s shareholders, and will report such determination to the Board at the end of the quarter in which such determination was made.

The Funds disclose their portfolio holdings quarterly, in their annual and semi-annual Reports, as well as in filings with the SEC, in each case no later than 60 days after the end of the applicable fiscal period.  The Funds may disclose their portfolio holdings publicly on their website within 15 days of each calendar quarter end.

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Registered investment companies that are sub-advised by the Advisor may be subject to different portfolio holdings disclosure policies, and neither the Board of Trustees nor the Advisor exercises control over such policies.  In addition, the Advisor’s separately managed account clients have access to their portfolio holdings and are not subject to the Trust’s Disclosure Policies and Procedures.  Certain of the Advisor’s separately managed accounts and investment companies which it sub-advises have substantially similar or identical investment objectives and strategies to the Trust, and therefore have substantially similar, and in certain cases nearly identical, portfolio holdings as the Trust.

Such disclosure may be made to service providers, rating and statistical organizations and other persons approved by the CCO only if the recipients of such information are subject to a confidentiality agreement that among other things, prohibits any trading upon such information and if the authorizing persons (as determined by the Funds’ CCO) determine that, under the circumstances, disclosure is in the best interests of the Funds’ shareholders. The portfolio holdings information that may be distributed is limited to the information that the Advisor believes is reasonably necessary in connection with the services to be provided by the service provider or other person receiving the information.

MANAGEMENT

The Board is responsible for the overall management of the Trust’s business.  The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, the Trust’s Custodian and Transfer Agent.  The Board delegates the day-to-day operations of the Trust to its officers, subject to the Fund’s investment objective and policies and to general supervision by the Board.

The Trustees and officers of the Trust, their business addresses and principal occupations during the past five years are:

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Fund Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee During the Past Five Years
Independent Trustees(2)
J. Michael Gaffney, CFA 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Age: 71)	Trustee	Since June 2004	Retired. Independent Consultant, NATIXIS Global Asset Management, 2004-2011.	7	None
Jean Carter 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Age: 55)	Trustee and Chairman of the Board	Since April 2008	Retired since 2005; Director of Investment Management Group for Russell Investment Group from 2000 to 2005.	7	None
Robert M. Fitzgerald 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Age: 60)	Trustee	Since April 2008	Retired from 2002-2005 and since 2007; Chief Financial Officer of National Retirement Partners from 2005 to 2007.	7	Hotchkis and Wiley Funds.

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Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Fund Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee During the Past Five Years
Craig Wainscott 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Age: 52)	Trustee	Since February 2012	Retired from Russell Investments, Managing Director, US Mutual Funds; Currently Partner with The Paradigm Project and advisor to early-stage companies.	7	None
“Interested” Trustees(3)
Jeff Busby, CFA 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Age: 52)	Trustee and President	Since July 2006 Since February 2012	Executive Director of the Advisor since January 2004.	7	None
Oliver Murray 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Age: 51)	Trustee	Since February 2012	CEO, Brandes Investment Partners & Co. since 2002; Managing Director – PCPM of the Advisor since 2011.	7	None
Officers of the Trust
Thomas M. Quinlan 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Age: 42)	Secretary	Since June 2003	Associate General Counsel to the Advisor since January 2006.	N/A	N/A
Gary Iwamura 11988 El Camino Real, Suite 600 San Diego, CA 92130 (Age: 56)	Treasurer	Since September 1997	Finance Director of the Advisor.	N/A	N/A
1      Trustees and officers of the Fund serve until their resignation, removal or retirement.
2      Not “interested persons” of the Trust as defined in the 1940 Act.
3
“Interested persons” of the Trust as defined in the 1940 Act.  Jeff Busby is an interested person of the Trust, because he is the President of the Trust and the Executive Director of the Advisor.  Oliver Murray is an interested person of the Trust, because he is an employee of the Advisor.

Additional Information Concerning the Board of Trustees

The Role of the Board

The Board oversees the management and operations of the Trust.  Like all mutual funds, the day-to-day management and operation of the Trust is the responsibility of the various service providers to the Trust, such as the Advisor, the Distributor, the Administrator, the Custodian, and the Transfer Agent, each of which are discussed in greater detail in this Statement of Additional Information.  The Board has appointed various senior individuals of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations.  In conducting this oversight, the Board receives regular reports from these officers and the service providers.  For example, the Treasurer reports as to financial reporting matters and the President reports as to matters relating to the Trust’s operations.  In addition, the Advisor provides regular reports on the investment strategy and performance of the Fund.  The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters.  These reports are provided as part of formal Board Meetings which are typically held quarterly, in person, and involve the Board’s review of recent operations.  In addition, various members of the Board also meet with management in less formal settings, between formal Board Meetings, to discuss various topics.  In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

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Board Structure, Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively.  It has established two standing committees, a Nominating Committee and an Audit Committee, which are discussed in greater detail below under “Board Committees.”  Currently, four of the six Trustees are Independent Trustees, who are not affiliated with the Advisor, the principal underwriter, or their affiliates.  Ms. Carter, an Independent Trustee, serves as Chairman of the Board.  The Nominating Committee and Audit Committee are comprised entirely of Independent Trustees.  The Independent Trustees also are advised by independent legal counsel. The Board has determined that this leadership structure is appropriate to ensure that the regular business of the Board is conducted efficiently while still permitting the Independent Trustees to effectively fulfill their fiduciary and oversight obligations.  The Board reviews its structure and the structure of its committees annually.

Board Oversight of Risk Management

As part of its oversight function, the Board of Trustees receives and reviews various risk management reports and discusses these matters with appropriate management and other personnel.  Because risk management is a broad concept comprised of many elements (e.g., investment risk, issuer and counterparty risk, compliance risk, operational risk, business continuity risk), the oversight of different types of risks is handled in different ways.  For example, the Audit Committee meets with the Treasurer and the Trust’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function.  The Board meets regularly with the Chief Compliance Officer to discuss compliance and operational risks and how they are managed.  The Board also receives reports from the Advisor as to investment risks of the Funds. In addition to these reports, from time to time the Board receives reports from the Administrator and the Advisor as to enterprise risk management.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills

The current Trustees were selected with a view to establishing a board that would have the broad experience needed to oversee a registered investment company comprised of multiple series employing a variety of different investment strategies.  As a group, the Board has extensive experience in many different aspects of the financial services and asset management industries.  In addition, each of the Trustees has served on the Board for a number of years, and has gained substantial insight as to the operation of the Advisor and the Trust.

The Trustees were selected to join the Board based upon the following factors, among others:  character and integrity; willingness to service and to commit the time necessary to perform the duties of a Trustee; and as to a majority of the Board satisfying the criteria for not being classified as an “interested person” of the Trust as defined in the 1940 Act.

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In addition to the information provided in the chart above, below is certain additional information concerning the professional experience of each Trustee. The information is not all-inclusive as relevant Trustee attributes also involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment and to ask incisive questions, and commitment to shareholder interests.

Mr. Gaffney has substantial mutual fund and investment advisory experience. He has been an Independent Trustee of the Cutler Trust (mutual funds); President and CEO of an institutional fixed income management firm; Chief Investment Officer of a private bank; Executive Vice President and Chief Investment Officer of an insurance company; Chairman of a closed-end investment company; and Chairman, CEO and a fixed income Portfolio Manager of an institutional asset management firm.

Ms. Carter has significant investment advisory experience as a senior executive of Russell Investment Group, serving as a managing director, member of the corporate operating committee and a member of the investment management group’s fund strategy committee.  These positions over the course of 23 years involved oversight of over 140 funds and the development of a mutual fund business joint venture.

Mr. Fitzgerald has substantial experience in public accounting as a Partner of PricewaterhouseCoopers primarily serving financial services companies.  He has also served as Chief Financial Officer of Pimco Advisors (a publicly traded asset manager and fund sponsor) and as Chief Financial Officer of National Retirement Partners and currently serves as a Trustee and chair of the audit committee of Hotchkis and Wiley Funds.

Mr. Wainscott has substantial mutual fund and financial services experience.  He has over 24 years of experience in the investment management business at Russell Investments where he served as a Managing Director in the U.S. mutual fund group, President of Russell Canada and Director of Russell Australia.  Mr. Wainscott has worked as a Certified Financial Analyst (CFA) since 1985 and has experience with quantitative investment techniques, fund marketing and fund distribution.

Mr. Busby has significant investment advisory experience. He currently serves as Executive Director and a member of the Advisor’s Executive Committee.  As an Executive Committee member, he contributes to strategic decisions and guides the firm toward its vision and objectives.  He also contributes to the investment process as a member of the Advisor’s Investment Oversight Committee.

Mr. Murray has significant investment advisory experience. He currently serves as Chief Executive Officer of the Advisor and is responsible for all of the Advisor’s Canadian functional areas.  Mr. Murray also serves as Managing Director, Portfolio Management and Client Services and he is responsible for client service, sales and marketing globally for the Advisor.  Mr. Murray has served on the boards of a number of industry organizations and is past Chair of the board of directors of the Investment Funds Institute of Canada (IFIC).  He has over 25 years of experience in the financial services industry.

Board Committees

Audit Committee.  The Board has an Audit Committee, which is comprised of the independent members of the Board, J. Michael Gaffney, Jean Carter, Craig Wainscott, and Robert Fitzgerald.  Mr. Fitzgerald is the Audit Committee Chair.  The Audit Committee reviews financial statements and other audit-related matters for the Trust, and serves as the Trust’s “qualified legal compliance committee”.  The Audit Committee also holds discussions with management and with the independent auditors concerning the scope of the audit and the auditor’s independence.  The Audit Committee met four times during the year ended September 30, 2012.

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Nominating Committee.  The Board has a Nominating Committee, which is comprised of the independent members of the Board, J. Michael Gaffney, Jean Carter, Craig Wainscott, and Robert Fitzgerald.  The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of Trustees as is considered necessary from time to time and meets only as necessary.  The Nominating Committee will consider candidates for trustees nominated by shareholders.  Shareholders may recommend candidates for Board positions by forwarding their correspondence to the Secretary of the Trust.  The Nominating Committee met one time during the year ended September 30, 2012.

Fund Shares Owned by Trustees as of December 31, 2012

Amount Invested Key
A.	$0
B.	$1-$10,000
C.	$10,001-$50,000
D.	$50,001-$100,00
E.	over $100,00

	Dollar Range of Equity Securities Owned in the Funds							Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Name of Trustee	Core Plus Fund	Credit Focus Yield Fund	Global Equity Fund	International Equity Fund	Emerging Markets Fund	International Small Cap Fund	SMART Fund
“Independent” Trustees
J. Michael Gaffney	C	A	C	C	C	A	C	E
Jean Carter	A	A	A	C	C	A	A	C
Robert Fitzgerald	A	A	A	A	A	A	A	A
Craig Wainscott	A	A	A	A	A	A	A	A
“Interested” Trustees
Jeff Busby	A	E	E	A	A	A	E	E
Oliver Murray	A	A	A	A	A	A	A	A

As of January 18, 2013, the officers and trustees owned less than 1% of outstanding shares of each Fund as a group.

Compensation

The Trust pays Independent Trustees an annual retainer of $50,000 in quarterly installments of $12,500.  They also receive a fee of $1,000 for any special telephonic Board meetings held on dates other than scheduled Board meeting dates, and are reimbursed for any expenses incurred in attending meetings.  The Audit Committee and Nominating Committee Chairs each receive an additional fee of $2,000 per year and $1,000 per year, respectively.  No other compensation or retirement benefits are received by any Trustee or officer from the Funds.  The Advisor reimburses the Trust the portion of such amounts attributable to the Separately Managed Account Reserve Trust series of the Trust.  These compensation matters are subject to review by the Independent Trustees annually.

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The table below shows the compensation paid to each Trustee for the fiscal period ended September 30, 2012:

Name	Aggregate Compensation from the Funds
	Core Plus Fund	Credit Focus Yield Fund	Global Equity Fund	International Equity Fund	International Small Cap Fund	Emerging Markets Fund	SMART Fund(1)	Total Compensation from Trust and Trust Complex(2) Paid to Trustees
DeWitt Bowman* (Independent Trustee)	$7,557	$1,857	$7,557	$7,557	$1,857	$7,557	$0	$41,500
J. Michael Gaffney (Independent Trustee)	$8,943	$3,643	$8,943	$8,943	$3,643	$8,943	$0	$52,000
Karin Bonding* (Independent Trustee)	$8,771	$3,571	$8,771	$8,771	$3,571	$8,771	$0	$51,000
Jean Carter (Independent Trustee)	$9,843	$4,643	$9,843	$9,843	$4,643	$9,843	$0	$58,500
Robert Fitzgerald (Independent Trustee)	$8,843	$3,643	$8,843	$8,843	$3,643	$8,843	$0	$51,500
Craig Wainscott (Independent Trustee)	$6,071	$3,571	$6,071	$6,071	$3,574	$6,071	$0	$37,500
Jeff Busby (Interested Trustee)	None	N/A	None	None	N/A	None	N/A	None
Oliver Murray (Interested Trustee)	None	N/A	None	None	N/A	None	N/A	None
*	Retired from the Board during the period.
(1)	The Advisor pays all expenses of the SMART Fund. For the fiscal period ended September 30, 2012, the Advisor compensated Trustees in the amount of $50,029 on behalf of the SMART Fund.
(2)	Trust Complex includes all seven series of the Trust.

Code of Ethics

The Trust, the Advisor and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act.  Each Code permits personnel of the Advisor and Distributor to invest in securities that may be purchased or held by the Funds, subject to certain conditions.  In accordance with the requirements of the Sarbanes-Oxley Act of 2002, the Trust has also adopted a supplemental Code of Ethics for its principal officers and senior financial officers.  Each Code has been filed as an exhibit to this registration statement and is available upon request by contacting the Trust.

PROXY VOTING PROCEDURES

The Funds do not invest in any security for the purpose of exercising control or management.  Because the Advisor is in a better position than the Board of Trustees to monitor corporate actions, analyze proxy proposals, make voting decisions and ensure that proxies are submitted promptly, the Funds have delegated their authority to vote proxies to the Advisor, subject to the supervision of the Board.  The Funds’ proxy voting policies are summarized below.

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Policies of the Funds’ Investment Advisor

Subject to certain limited exceptions, it is the Advisor’s policy to vote all proxies received by each Fund in a timely manner.  Upon receiving each proxy the Advisor reviews the issues presented and makes a decision to vote for, against or abstain on each of the issues presented in accordance with the proxy voting guidelines that it has adopted.  The Advisor considers information from a variety of sources in evaluating the issues presented in a proxy.  The Advisor does not solicit or consider the views of individual shareholders of the Funds in voting proxies.  The Advisor generally supports policies, plans and structures that it believes provide quality management teams appropriate latitude to run the business in a way that is likely to maximize value for owners.  Conversely, the Advisor generally opposes proposals that clearly have the effect of restricting the ability of shareholders to realize the full potential value of their investment.

The Advisor’s proxy voting procedures adhere to the following broad principles:

•
The right to vote proxies with respect to portfolio securities held by a Fund is an asset of the Fund.  The Advisor acts as a fiduciary of each Fund and must vote proxies in a manner consistent with the best interest of each Fund and its shareholders.

•
Where the Advisor is given responsibility for voting proxies, it must take reasonable steps under the circumstances to ensure that proxies are received and voted in the best interest of its clients, which generally means voting proxies with a view to enhancing the value of the shares of stock held in client accounts.

•	The financial interest of the clients is the primary consideration in determining how proxies should be voted.
•
In the case of social and political responsibility issues that in its view do not primarily involve financial considerations, it is not possible to represent fairly the diverse views of its clients and, thus, unless a client has provided other instructions, the Advisor generally votes in accordance with the recommendations of Institutional Shareholder Services, Inc. (“ISS”) on these issues, although, on occasion the Advisor may abstain from voting on these issues.

•	When making proxy-voting decisions, the Advisor generally adheres to its proxy voting guidelines.
•
Although clients do not always have proxy-voting policies, if a client has such a policy and instructs the Advisor to follow it, the Advisor is required to comply with it except in any instance in which doing so would be contrary to the economic interests of an employee benefit plan or otherwise imprudent or unlawful.

The Board has approved the Advisor’s proxy voting policies and procedures.  The Board will monitor the implementation of these policies to ensure that the Advisor’s voting decisions:

•	Are consistent with the Advisor’s fiduciary duty to each Fund and its shareholders;

•	Seek to maximize shareholder return and the value of Fund investments;

•	Promote sound corporate governance; and

•	Are consistent with each Fund’s investment objectives and policies.

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International Proxy Voting

While the Advisor utilizes these proxy voting policies and procedures for both international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies.

For U.S. companies, it is relatively easy to vote proxies, as the proxies are automatically received and may be voted by mail or electronically.  In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company’s shareholders.

For proxies of non-U.S. companies, however, it is typically both difficult and costly to vote proxies. The major difficulties and costs may include: (i) appointing a proxy; (ii) knowing when a meeting is taking place; (iii) obtaining relevant information about proxies, voting procedures for foreign shareholders, and restrictions on trading securities that are subject to proxy votes; (iv) arranging for a proxy to vote; and (v) evaluating the cost of voting. Furthermore, the operational hurdles to voting proxies vary by country.  As a result, the Advisor considers international proxy voting on a case-by-case basis. However, when the Advisor believes that an issue to be voted is likely to affect the economic value of the portfolio securities, that its vote may influence the ultimate outcome of the contest, and that the benefits of voting the proxy exceed the expected costs, the Advisor will make every reasonable effort to vote such proxies.

Conflicts of Interest

The Advisor’s Corporate Governance Committee is responsible for identifying proxy voting proposals that present a conflict of interest in accordance with such criteria as the Corporate Governance Committee establishes from time to time.  If the Advisor receives a proxy relating to an issuer that raises a conflict of interest, the Corporate Governance Committee will determine whether the conflict is “material” to any specific proposal included within the proxy.  In situations where there is a conflict of interest between the interests of the Advisor and the interests of a Fund, the Advisor will take one of the following steps to resolve the conflict:

1.	Refer Proposal to the Board – The Advisor may refer the proposal to the Board of Trustees and obtain instructions from the Board on how to vote the proxy relating to that proposal.
2.
Obtain Fund Ratification – If the Advisor is in a position to disclose the conflict to the client (i.e., such information is not confidential), the Advisor may determine how it proposes to vote the proposal on which it has a conflict, fully disclose the nature of the conflict to the Fund and obtain the Fund’s consent to how the Advisor will vote on the proposal (or otherwise obtain instructions from the Board on how the proxy on the proposal should be voted).

3.
Use Predetermined Voting Policy – The Advisor may vote according to its Guidelines or, if applicable, the proxy voting policies mandated by the Funds, so long as the subject matter of the proposal is specifically addressed in the Guidelines or proxy voting policies such that the Advisor will not be exercising discretion on the specific proposal raising a conflict of interest.

4.
Use Independent Third Party recommendations for All Proposals – Subject to any Fund imposed proxy voting policies, the Advisor may vote all proposals in a proxy according to the policies of an independent third party, such as ISS or Glass Lewis (or to have the third party vote such proxies).

5.
Use Independent Third Party recommendations to Vote the Specific Proposals that Involve a Conflict – Subject to any Fund imposed proxy voting policies, the Advisor may use an independent third party (such as ISS or Glass Lewis) to recommend how the proxy for specific proposals that involve a conflict should be voted (or to have the third party vote such proxies).

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In the event of a conflict between the interests of the Advisor and a Fund, the Advisor’s policies provide that the conflict may be disclosed to the Board or its delegate, who shall provide direction to vote the proxies.  The Board has delegated this authority to the Independent Trustees, and the proxy voting direction in such a case will be determined by a majority of the Independent Trustees.

More Information

The actual voting records relating to portfolio securities of the Funds during the most recent 12-month period ended June 30 are available without charge, upon request by calling toll-free, 1-800-331-2979 or by accessing the SEC’s website at www.sec.gov.  In addition, a copy of the Funds’ proxy voting policies and procedures is available by calling 1-800-331-2979 and will be sent within three business days of receipt of a request.

PRINCIPAL HOLDERS OF SECURITIES

As of January 18, 2013, the following persons held of record more than 5% of the outstanding shares of the Funds; the Trust has no information regarding the beneficial owners of such securities.

Fund/Class	Shareholder Name & Address	% held as of January 18, 2013
Core Plus Fund – Class E Shares	First Clearing LLC (1) 1 North Jefferson Ave. Saint Louis, MO 63103-2523	76.83%
	TD Ameritrade (1) P.O. Box 2226 Omaha, NE 68103	8.40%
	LPL Financial Corp. (1) 9785 Towne Center Drive San Diego, CA 92121	10.34%
Core Plus Fund – Class I Shares	Charles Schwab & Co., Inc. (1) 101 Montgomery Street San Francisco, CA 94104-4151	20.95%
	Pershing LLC (1) P.O. Box 2052 Jersey City, New Jersey 07303-2052	14.60%
	First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	10.45%
	Davis Trust 11988 El Camino Real, Suite 600 San Diego, CA 92130	8.97%
	Woods/Mitchell Family Trust 11988 El Camino Real, Suite 600 San Diego, CA 92130	8.97%

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Fund/Class	Shareholder Name & Address	% held as of January 18, 2013
Global Equity Fund – Class I Shares	Roxanna Spicer Trust 11988 El Camino Real, Suite 600 San Diego, CA 92130	48.14%
	Davis Trust 11988 El Camino Real, Suite 600 San Diego, CA 92130	5.51%
	Woods/Mitchell Family Trust 11988 El Camino Real, Suite 600 San Diego, CA 92130	5.51%
	First Clearing LLC (1) 2801 Market Street Saint Louis, MO 63103-2523	9.72%
	Charles Schwab & Co. 211 Main Street San Francisco, CA 94105	15.22%
Global Equity Fund – Class E Shares	Brandes Investment Partners, L.P. 11988 El Camino Real, Suite 600 San Diego, CA 92130	62.19%
	LPL Financial (1) 9785 Towne Center Dr. San Diego, CA 92121	33.75%
Global Equity Fund – Class A Shares	Oppenheimer & Co. 225 Liberty Street New York, NY 10281	69.25%

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Fund/Class	Shareholder Name & Address	% held as of January 18, 2013
LPL Financial (1) 9785 Towne Center Dr. San Diego, CA 92121	27.14%

Fund/Class	Shareholder Name & Address	% held as of January 18, 2013
International Equity Fund – Class I Shares	Charles Schwab & Co., Inc. (1) 101 Montgomery Street San Francisco, CA 94104-4151	55.15%
	National Financial Services (1) 200 Liberty St. New York, NY 10281-1003	10.18%
	Merrill Lynch Pierce Fenner & Smith (1) 4800 Deer Lake Dr. E. Jacksonville, FL 32246-6484	8.99%
	Morgan Stanley Smith Barney Harborside Financial Center Jersey City, NJ 07311	5.45%
International Equity Fund – Class E Shares	Morgan Stanley Smith Barney Harborside Financial Center Jersey City, NJ 07311	33.79%
	USB Financial Services Inc. (1) 111 SW 5th Ave. Suite 3100 Portland, OR 97204	63.08%
International Equity Fund(2) – Class A Shares	Oppenheimer & Co. 225 Liberty Street New York, NY 10281	99.94%

Fund/Class	Shareholder Name & Address	% held as of January 18, 2013
International Small Cap Fund – Class A Shares	Charles Schwab & Co. 101 Montgomery Street San Francisco, CA 94104-4151	16.41%
	USB Financial Services Inc. 111 SW 5th Ave., Ste. 3100 Portland, OR 97204	82.25%
International Small Cap Fund – Class I Shares	Davis Trust 11988 El Camino Real, Ste. 500 San Diego, CA 92130	9.04%
	Woods/Mitchell Family Trust 11988 El Camino Real, Ste. 500 San Diego, CA 92130	9.04%

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Fund/Class	Shareholder Name & Address	% held as of January 18, 2013
Brandes Family Trust 11988 El Camino Real, Ste. 500 San Diego, CA 92130	28.07%
USB Financial Services Inc. 111 SW 5th Ave. Ste. 3100 Portland, OR 97204	24.61%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	17.78%

Fund/Class	Shareholder Name & Address	% held as of January 18, 2013
Emerging Markets Fund – Class I Shares	National Financial Services (1) 200 Liberty St. New York, NY 10281-1003	22.81%
	Ormet Master Trust 11988 El Camino Real, Suite 600 San Diego, CA 92130	7.46%
	Pershing LLC (1) P.O. Box 2052 Jersey City, New Jersey 07303-2052	5.85%
	Wells Fargo Bank (1) 1 Montgomery Street #1 San Francisco, CA 94104-4151	8.90%
	First Clearing LLC (1) 2801 Market Street Saint Louis, MO 63103-2523	15.52%
	Bradley University 1501 W. Bradley Ave. Peoria, IL 61625	6.02%
	Charles Schwab & Co., Inc. (1) 101 Montgomery Street San Francisco, CA 94104-4151	14.05%
Emerging Markets Fund – Class A Shares	National Financial Services 200 Liberty Street New York, NY 10281-1003	6.06%
	USB Financial Services 1000 Harbor Blvd. Weehawken, NJ 07086	84.35%
	Charles Schwab & Co. 101 Montgomery Street San Francisco, CA 94104-4151	7.71%

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Fund/Class	Shareholder Name & Address	% held as of January 18, 2013
SMART Fund	First Clearing LLC (1) 2801 Market Street Saint Louis, MO 63103-2523	80.47%
	Charles Schwab & Co., Inc. (1) 101 Montgomery Street San Francisco, CA 94104-4151	6.28%
(1)	These shareholders represent the nominee accounts for many individual shareholder accounts; the Funds are not aware of the size or identity of any individual shareholder accounts.

A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges that it controls a Fund.  Shareholders with a controlling interest could affect the outcome of voting or the direction of management of a Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Advisory Agreement

Subject to the supervision of the Board, the Advisor provides investment management and services to the Funds, pursuant to an Investment Advisory Agreement (the “Advisory Agreement”).  Under the Advisory Agreement, the Advisor provides a continuous investment program for the Funds and makes decisions and place orders to buy, sell or hold particular securities.  In addition to the fees payable to the Advisor and the Administrator, each Fund is responsible for its operating expenses, including: (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of Trustees other than those affiliated with the Advisor or the Administrator; (v) legal and audit expenses; (vi) fees and expenses of the custodian, shareholder service and transfer agents; (vii) fees and expenses for registration or qualification of the Fund and its shares under federal and state securities laws; (viii) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders; (ix) other expenses incidental to holding any shareholder meetings; (x) dues or assessments of or contributions to the Investment Company Institute or any successor; (xi) such non-recurring expenses as may arise, including litigation affecting the Trust or the Fund and the legal obligations with respect to which the Trust or the Fund may have to indemnify the Trust’s officers and Trustees; and (xii) amortization of organization costs.

Under the Advisory Agreement, the Advisor and its officers, directors, agents, employees, controlling persons, shareholders and other affiliates will not be liable to any Fund for any error of judgment by the Advisor or any loss sustained by the Fund, except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.  In addition, the Funds will indemnify the Advisor and such other persons from any such liability to the extent permitted by applicable law.

The Advisory Agreement with respect to a Fund will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually (i) by a majority vote of the Trustees who are not parties to the Agreement or “interested persons” of the Fund as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities.

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As compensation, the Funds each pay the Advisor at an annual rate as shown below:

Fund	Annual Advisory Fee
Brandes Institutional Core Plus Fixed Income Fund	0.35%
Brandes Institutional Global Equity Fund	0.80%
Brandes Institutional International Equity Fund	1.00% on average daily net assets under $2.5 billion; 0.90% on average daily net assets from $2.5 billion to $5.0 billion; and 0.80% on average daily net assets greater than $5.0 billion.
Brandes Institutional Emerging Markets Fund	0.95%
SMART Fund	0.00%
Brandes International Small Cap Equity Fund	0.95%
Brandes Credit Focus Yield Fund	0.50%

The Board of Trustees or the holders of a majority of the outstanding voting securities of the Funds can terminate the Advisory Agreement with respect to the Funds at any time without penalty, on 60 days written notice to the Advisor.  The Advisor may also terminate the Advisory Agreement on 60 days written notice to the Funds.  The Advisory Agreement terminates automatically upon its assignment (as defined in the 1940 Act).

The Advisor has agreed that it will waive management fees and reimburse operating expenses of each Fund to the extent necessary to ensure that the expenses of the Fund do not exceed the amounts shown below during each fiscal year for the respective class (the “Expense Cap”).  Such agreement is currently in effect through January 31, 2014:

	Expense Caps
Fund	Class A	Class C	Class E	Class I
Core Plus Fund	0.70%	N/A	0.70%	0.50%
Credit Focus Yield Fund	0.95%	N/A	N/A	0.70%
Global Equity Fund	1.25%	2.00%	1.25%	1.00%
International Equity Fund	1.30%	2.05%	1.30%	1.05%
International Small Cap Fund	1.40%	2.15%	N/A	1.15%
Emerging Markets Fund	1.37%	2.12%	N/A	1.12%
SMART Fund	N/A	N/A	N/A	N/A

With respect to the SMART Fund, the Advisor receives no fee for its services and is responsible for payment of all operating expenses of the Fund other than extraordinary expenses, including:  (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of Trustees other than those affiliated with the Advisor or the Administrator; (v) legal and audit expenses; (vi) fees and expenses of the custodian, shareholder service and transfer agents; (vii) fees and expenses for registration or qualification of the Fund and its shares under federal and state securities laws; (viii) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders; (ix) other expenses incidental to holding any shareholder meetings; (x) dues or assessments of or contributions to the Investment Company Institute or any successor; and (xi) amortization of organization costs.  However, the Fund is an integral part of one or more “wrap-fee” programs sponsored by investment advisers and broker-dealers that are not affiliated with the Fund or the Advisor.  Participants in these programs pay a “wrap” fee to the sponsor of the program, a portion of which is paid to the Advisor pursuant to one or more agreements between the Advisor and the sponsors.

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Subject to Board approval, the Trust has agreed that the amount of any waiver or reimbursement will be repaid to the Advisor without interest at any time before the end of the third full fiscal year of a Fund after the fiscal year in which the waiver or reimbursement occurred, unless that repayment would cause the aggregate operating expenses of a Fund to exceed the Expense Cap for the fiscal year in which the waiver or reimbursement occurred or any lower expense cap in effect at the time of reimbursement.

Advisory fees, waiver and expense reimbursements/(recoupment) for the last three fiscal years were as follows:

Fiscal year ending September 30, 2012:	Gross Advisory Fee	Expenses Waived or Reimbursed/(Recouped)	Net Advisory Fees Paid
Core Plus Fund	$103,759	$103,759	$0(5)
Credit Focus Yield Fund (1)	$45,145	$45,145	$0(4)
Global Equity Fund	$269,754	$229,270	$40,484
International Equity Fund	$4,154,199	$208,594	$3,945,605
International Small Cap Fund (1)	$194,109	$156,102	$38,007
Emerging Markets Fund (3)	$1,538,976	$378,305	$1,160,671
SMART Fund (2)	N/A	N/A	N/A

Fiscal year ending September 30, 2011:	Gross Advisory Fee	Expenses Waived or Reimbursed/(Recouped)	Net Advisory Fees Paid
Core Plus Fund	$94,649	$94,649	$0(5)
Global Equity Fund	$341,937	$187,218	$154,719
International Equity Fund	$7,252,466	$0	$7,252,466
Emerging Markets Fund (3)	$626,597	$163,603	$462,994
SMART Fund (2)	N/A	N/A	N/A

Fiscal year ending September 30, 2010:	Gross Advisory Fee	Expenses Waived or Reimbursed/(Recouped)	Net Advisory Fees Paid
Core Plus Fund	$89,833	$89,833	$0(5)
Global Equity Fund	$309,895	$158,122	$151,773
International Equity Fund	$7,345,012	$0	$7,345,012
SMART Fund (2)	N/A	N/A	N/A
(1)	The Credit Focus Yield Fund and International Small Cap Fund commenced operations on February 1, 2012.
(2)	Pursuant to the Advisory Agreement, the Advisor receives no fee for its services with respect to the SMART Fund.
(3)	The Emerging Markets Fund commenced operations on January 31, 2011.
(4)	For the fiscal year ended September 30, 2012, the Advisor waived fees and paid expenses for the Credit Focus Yield Fund in a total amount of $149,099.
(5)	For the fiscal years ended September 30, 2012, 2011 and 2010, the Advisor waived fees and paid expenses for the Core Plus Fund in a total amount of $218,903, $204,045 and $192,839, respectively.

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Portfolio Managers

The following includes information regarding the Funds’ portfolio managers and the accounts managed by each of them as of the dates indicated.

Core Plus Fund
Credit Focus Yield Fund
SMART Fund

The following chart provides information regarding other accounts managed by the portfolio managers of the Core Plus Fund, Credit Focus Yield Fund and SMART Fund as of September 30, 2012.

Portfolio Manager	Number of Other Accounts Managed	Categories of Accounts	Is the Advisory Fee for Managing Any of these Accounts Based on the Performance of the Account?	Total Assets in Each of these Accounts
Charles Gramling, CFA	Registered Mutual Funds: 3 Other pooled investment vehicles: 7 Other accounts: 29 Total accounts: 39	Registered Investment Companies, other pooled investment vehicles and other accounts.	The advisory fees for these accounts are not based on the performance of the account.	Registered Mutual Funds: approximately $63 million Other pooled investment vehicles: approximately $135 million Other accounts: approximately $360 million
David Gilson, CFA	Registered Mutual Funds: 3 Other pooled investment vehicles: 7 Other accounts: 29 Total accounts: 39	Registered Investment Companies, other pooled investment vehicles and other accounts.	The advisory fees for these accounts are not based on the performance of the account.	Registered Mutual Funds: approximately $63 million Other pooled investment vehicles: approximately $135 million Other accounts: approximately $360 million
Timothy M. Doyle, CFA	Registered Mutual Funds: 3 Other pooled investment vehicles: 7 Other accounts: 29 Total accounts: 39	Registered Investment Companies, other pooled investment vehicles and other accounts.	The advisory fees for these accounts are not based on the performance of the account.	Registered Mutual Funds: $63 million Other pooled investment vehicles: $135 million Other accounts: $360 million

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Global Equity Fund

Investment decisions with respect to the Global Equity Fund are the responsibility of the Advisor’s Global Large Cap Investment Committee (“Global Large Cap Committee”) which is comprised of a limited number of senior analysts and portfolio management professionals of the Advisor.  The voting members of the Global Large Cap Committee are listed below.  As an oversight function, the Advisor also has an Investment Oversight Committee that establishes broad standards and practices to be followed by its product investment committees including the Global Large Cap Committee.  Messrs. Jim Brown, Brent Fredberg, Ted Kim, Kenneth Little and Brian Matthews are members of the Global Large Cap Committee.  The following chart provides information regarding other accounts managed by the members of the Advisor’s Global Large Cap Committee as of January 31, 2013.

Portfolio Manager	Number of Other Accounts Managed	Categories of Accounts	Is the Advisory Fee for Managing Any of these Accounts Based on the Performance of the Account?	Total Assets in Each of these Accounts
Jim Brown	Registered Mutual Funds: 1 Other pooled investment vehicles: 14 Other accounts: 985 Total accounts: 1,000	Registered Investment Companies, other pooled investment vehicles and other accounts.
The advisory fees for managing the majority of these accounts are not based on the performance of the account.
The Advisor manages 2 accounts from which it receives an advisory fee based on the performance of the account.
Total assets in these 2 accounts are
$179 million

Registered Mutual Funds: $30 million Other pooled investment vehicles: $1,953 million Other accounts: $7,168 million
Brent Fredberg	Registered Mutual Funds: 1 Other pooled investment vehicles: 14 Other accounts: 985 Total accounts: 1,000	Registered Investment Companies, other pooled investment vehicles and other accounts.
The advisory fees for managing the majority of these accounts are not based on the performance of the account.
The Advisor manages 2 accounts from which it receives an advisory fee based on the performance of the account.
Total assets in these 2 accounts are
$179 million

Registered Mutual Funds: $30 million Other pooled investment vehicles: $1,953 million Other accounts: $7,168 million

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Portfolio Manager	Number of Other Accounts Managed	Categories of Accounts	Is the Advisory Fee for Managing Any of these Accounts Based on the Performance of the Account?	Total Assets in Each of these Accounts
Ted Kim	Registered Mutual Funds: 1 Other pooled investment vehicles: 14 Other accounts: 985 Total accounts: 1,000	Registered Investment Companies, other pooled investment vehicles and other accounts.
The advisory fees for managing the majority of these accounts are not based on the performance of the account.
The Advisor manages 2 accounts from which it receives an advisory fee based on the performance of the account.
Total assets in these 2 accounts are
$179 million

Registered Mutual Funds: $30 million Other pooled investment vehicles: $1,953 million Other accounts: $7,168 million
Kenneth Little	Registered Mutual Funds: 1 Other pooled investment vehicles: 14 Other accounts: 985 Total accounts: 1,000	Registered Investment Companies, other pooled investment vehicles and other accounts.
The advisory fees for managing the majority of these accounts are not based on the performance of the account.
The Advisor manages 2 accounts from which it receives an advisory fee based on the performance of the account.
Total assets in these 2 accounts are
$179 million

Registered Mutual Funds: $30 million Other pooled investment vehicles: $1,953 million Other accounts: $7,168 million
Brian Matthews	Registered Mutual Funds: 1 Other pooled investment vehicles: 14 Other accounts: 985 Total accounts: 1,000	Registered Investment Companies, other pooled investment vehicles and other accounts.
The advisory fees for managing the majority of these accounts are not based on the performance of the account.
The Advisor manages 2 accounts from which it receives an advisory fee based on the performance of the account.
Total assets in these 2 accounts are
$179 million

Registered Mutual Funds: $30 million Other pooled investment vehicles: $1,953 million Other accounts: $7,168 million

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International Equity Fund

Investment decisions with respect to the International Equity Fund are the responsibility of the Advisor’s International Large Cap Investment Committee (“International Large Cap Committee”) which is comprised of a limited number of senior analysts and portfolio management professionals of the Advisor.  The voting members of the International Large Cap Committee are listed below.  As an oversight function, the Advisor also has an Investment Oversight Committee that establishes broad standards and practices to be followed by its product investment committees including the International Large Cap Committee.  Messrs. Brent V. Woods, Jeffrey Germain, Shingo Omura, and Luiz Sauerbronn and Ms. Amelia Maccoun Morris are members of the International Large Cap Committee.  The following chart provides information regarding other accounts managed by the members of the Advisor’s International Large Cap Committee as of January 31, 2013.

Portfolio Manager	Number of Other Accounts Managed	Categories of Accounts	Is the Advisory Fee for Managing Any of these Accounts Based on the Performance of the Account?	Total Assets in Each of these Accounts
Jeffrey Germain	Registered Mutual Funds: 3 Other pooled investment vehicles: 8 Other accounts: 989 Total accounts: 1,000	Registered Investment Companies, other pooled investment vehicles and other accounts.
The advisory fees for managing the majority of these accounts are not based on the performance of the account.
The Advisor manages 5 accounts from which it receives an advisory fee based on the performance of the account.
Total assets in these 5 accounts are
$643 million

Registered Mutual Funds: $1,497 million Other pooled investment vehicles: $2,218 million Other accounts: $10,217 million
Amelia Morris	Registered Mutual Funds: 3 Other pooled investment vehicles: 8 Other accounts: 989 Total accounts: 1,000	Registered Investment Companies, other pooled investment vehicles and other accounts.
The advisory fees for managing the majority of these accounts are not based on the performance of the account.
The Advisor manages 5 accounts from which it receives an advisory fee based on the performance of the account.
Total assets in these 5 accounts are
$643 million

Registered Mutual Funds: $1,497 million Other pooled investment vehicles: $2,218 million Other accounts: $10,217 million

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Portfolio Manager	Number of Other Accounts Managed	Categories of Accounts	Is the Advisory Fee for Managing Any of these Accounts Based on the Performance of the Account?	Total Assets in Each of these Accounts
Shingo Omura	Registered Mutual Funds: 3 Other pooled investment vehicles: 8 Other accounts: 989 Total accounts: 1,000	Registered Investment Companies, other pooled investment vehicles and other accounts.
The advisory fees for managing the majority of these accounts are not based on the performance of the account.
The Advisor manages 5 accounts from which it receives an advisory fee based on the performance of the account.
Total assets in these 5 accounts are
$643 million

Registered Mutual Funds: $1,497 million Other pooled investment vehicles: $2,218 million Other accounts: $10,217 million
Luiz Sauerbronn	Registered Mutual Funds: 4 Other pooled investment vehicles: 14 Other accounts: 1,038 Total accounts: 1,056	Registered Investment Companies, other pooled investment vehicles and other accounts.
The advisory fees for managing the majority of these accounts are not based on the performance of the account.
The Advisor manages 5 accounts from which it receives an advisory fee based on the performance of the account.
Total assets in these 5 accounts are
$643 million

Registered Mutual Funds: $1,556 million Other pooled investment vehicles: $2,463 million Other accounts: $10,571 million
Brent Woods	Registered Mutual Funds: 3 Other pooled investment vehicles: 8 Other accounts: 989 Total accounts: 1,000	Registered Investment Companies, other pooled investment vehicles and other accounts.
The advisory fees for managing the majority of these accounts are not based on the performance of the account.
The Advisor manages 5 accounts from which it receives an advisory fee based on the performance of the account.
Total assets in these 5 accounts are
$643 million

Registered Mutual Funds: $1,497 million Other pooled investment vehicles: $2,218 million Other accounts: $10,217 million

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International Small Cap Fund

Investment decisions with respect to the International Small Cap Fund are the joint responsibility of the Advisor’s Small Cap Investment Committee.  The following chart provides information regarding other accounts managed by the voting members of the Small Cap Investment Committee as of  January 31, 2013.

Portfolio Manager	Number of Other Accounts Managed	Categories of Accounts	Is the Advisory Fee f or Managing Any of these Accounts Based on the Performance of the Account?	Total Assets in Each of these Accounts
Bob Gallagher	Registered Mutual Funds: 1 Other pooled investment vehicles: 6 Other accounts: 49 Total accounts: 56	Registered Investment Companies, other pooled investment vehicles and other accounts.	The advisory fees for these accounts are not based on the performance of the account.	Registered Mutual Funds: $59 million Other pooled investment vehicles: $245 million Other accounts: $354 million
Ralph Birchmeier	Registered Mutual Funds: 1 Other pooled investment vehicles: 6 Other accounts: 49 Total accounts: 56	Registered Investment Companies, other pooled investment vehicles and other accounts.	The advisory fees for these accounts are not based on the performance of the account.	Registered Mutual Funds: $59 million Other pooled investment vehicles: $245 million Other accounts: $354 million
Luiz Sauerbronn	Registered Mutual Funds: 4 Other pooled investment vehicles: 14 Other accounts: 1,038 Total accounts: 1,056	Registered Investment Companies, other pooled investment vehicles and other accounts.
The advisory fees for managing the majority of these accounts are not based on the performance of the account.
The Advisor manages 5 accounts from which it receives an advisory fee based on the performance of the account.
Total assets in these 5 accounts are
$643 million

Registered Mutual Funds: $1,556 million Other pooled investment vehicles: $2,463 million Other accounts: $10,571 million
Yingbin Chen	Registered Mutual Funds: 1 Other pooled investment vehicles: 6 Other accounts: 49 Total accounts: 56	Registered Investment Companies, other pooled investment vehicles and other accounts.	The advisory fees for these accounts are not based on the performance of the account.	Registered Mutual Funds: $59 million Other pooled investment vehicles: $245 million Other accounts: $354 million
Mark Costa	Registered Mutual Funds: 1 Other pooled investment vehicles: 6 Other accounts: 49 Total accounts: 56	Registered Investment Companies, other pooled investment vehicles and other accounts.	The advisory fees for these accounts are not based on the performance of the account.	Registered Mutual Funds: $59 million Other pooled investment vehicles: $245 million Other accounts: $354 million

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Emerging Markets Fund

Investment decisions with respect to the Emerging Markets Fund are the responsibility of the Advisor’s Emerging Markets Investment Committee.  The following chart provides information regarding other accounts managed by the voting members of the Emerging Markets Investment Committee as of  January 31, 2013.

Portfolio Manager	Number of Other Accounts Managed	Categories of Accounts	Is the Advisory Fee for Managing Any of these Accounts Based on the Performance of the Account?	Total Assets in Each of these Accounts
Al Chan	Registered Mutual Funds: 4 Other pooled investment vehicles: 6 Other accounts: 465 Total accounts: 475	Registered Investment Companies, other pooled investment vehicles and other accounts.	The advisory fees for these accounts are not based on the performance of the account.	Registered Mutual Funds: $430 million Other pooled investment vehicles: $697 million Other accounts: $1,438 million
Doug Edman	Registered Mutual Funds: 4 Other pooled investment vehicles: 6 Other accounts: 465 Total accounts: 475	Registered Investment Companies, other pooled investment vehicles and other accounts.	The advisory fees for these accounts are not based on the performance of the account.	Registered Mutual Funds: $430 million Other pooled investment vehicles: $697 million Other accounts: $1,438 million
Chris Garrett	Registered Mutual Funds: 4 Other pooled investment vehicles: 6 Other accounts: 465 Total accounts: 475	Registered Investment Companies, other pooled investment vehicles and other accounts.	The advisory fees for these accounts are not based on the performance of the account.	Registered Mutual Funds: $430 million Other pooled investment vehicles: $697 million Other accounts: $1,438 million
Louis Lau	Registered Mutual Funds: 4 Other pooled investment vehicles: 6 Other accounts: 465 Total accounts: 475	Registered Investment Companies, other pooled investment vehicles and other accounts.	The advisory fees for these accounts are not based on the performance of the account.	Registered Mutual Funds: $430 million Other pooled investment vehicles: $697 million Other accounts: $1,438 million
Greg Rippel	Registered Mutual Funds: 4 Other pooled investment vehicles: 6 Other accounts: 465 Total accounts: 475	Registered Investment Companies, other pooled investment vehicles and other accounts.	The advisory fees for these accounts are not based on the performance of the account.	Registered Mutual Funds: $430 million Other pooled investment vehicles: $697 million Other accounts: $1,438 million
Gerardo Zamorano	Registered Mutual Funds: 4 Other pooled investment vehicles: 6 Other accounts: 465 Total accounts: 475	Registered Investment Companies, other pooled investment vehicles and other accounts.	The advisory fees for these accounts are not based on the performance of the account.	Registered Mutual Funds: $430 million Other pooled investment vehicles: $697 million Other accounts: $1,438 million

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Compensation

As of September 30, 2012, the Advisor’s compensation structure for portfolio managers/analysts consists of: competitive base salaries, participation in an annual bonus plan, and eligibility for participation in the firm’s equity through partnership or phantom equity.

The base salary for each of the portfolio managers is fixed.  Participation in the annual bonus plan is linked to a number of qualitative and quantitative evaluation criteria.  The criteria include research productivity, performance of portfolio management professionals, and the attainment of client service goals.  Compensation is not based on the performance of the Fund or other accounts.  There is no difference between the method used to determine the compensation of the portfolio managers with respect to the Fund and the other accounts managed by the portfolio managers.

Security Ownership of the Funds by the Portfolio Managers

As of September 30, 2012, Ralph Birchmeier owned shares in an amount between $100,001 and $500,000 and Robert J. Gallagher owned shares in an amount between $500,001 and $1,000,000 in the International Small Cap Fund.  As of September 30, 2012, Timothy Doyle owned shares in an amount between $10,001 and $50,000 in the Core Plus Fixed Income Fund.  None of the other portfolio managers owned shares of the Funds as of September 30, 2012.

Material Conflicts of Interest That May Arise

Investment Opportunities. It is possible that at times identical securities will be held by more than one fund and/or account managed by the Advisor.  If one of the Advisor’s investment committees identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity with a single trade due to partial trade execution of a purchase or sale order across all eligible funds and other accounts.  In order to address these situations, the Advisor has adopted procedures for allocating portfolio transactions across multiple accounts.  For all client accounts, including the International, Global and Emerging Market Funds, that are able to participate in aggregated transactions, the Advisor utilizes a rotational equity client trading system to execute client transactions in order to provide, over the long-run, fair treatment for each account.  For fixed income client accounts, including the Core Plus and SMART Funds, the Adviser generally uses a pro-rata allocation method, based on account market value.

Investment in the Fund. Members of the Advisor’s investment committees may invest in a fund or other accounts that they are involved in the management of and a conflict may arise where they may therefore have an incentive to treat the fund that they invest in preferentially as compared to other accounts.  In order to address this potential conflict, the Advisor’s investment decision-making and trade allocation policies and methodologies as described above are designed to ensure that none of the Advisor’s clients are disadvantaged in the Advisor’s management of accounts.

Performance-Based Fees. For a small number of accounts, the Advisor may be compensated based on the profitability of the account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for the Advisor with regard to other accounts where the Advisor is paid based on a percentage of assets in that the portfolio manager may have an incentive to allocate securities preferentially to the accounts where the Advisor might share in investment gains.  In order to address these potential conflicts, the Advisor’s investment decision-making and trade allocation policies and procedures are designed to ensure that none of the Advisor’s clients are disadvantaged in the Advisor’s management of accounts.

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Compliance Program. Additionally, the Advisor’s internal controls are tested on a routine schedule as part of the firm’s compliance monitoring program.  Many of the firm’s compliance policies and procedures, particularly those involving the greatest risk potential are reviewed on a regular basis firm-wide by committees that include representatives from various departments within the Advisor, including personnel who are responsible for carrying out the job functions covered by the specific policies and procedures; representatives of the Legal and Compliance department (including the CCO); representatives of operations; and other representatives of senior management.

The compliance committees meet on a periodic basis to review the applicable compliance policies and procedures, any suspected instances of non-compliance and discuss how the policy and procedures have worked and how they may be improved.  The specific operations of the various compliance committees are set forth in the compliance policies for the particular program area.  The compliance committees utilize a risk-based approach in reviewing the compliance policies and procedures.

Administration Agreement

U.S. Bancorp Fund Services, LLC (“USBFS”), 615 E. Michigan Street, Milwaukee, Wisconsin 53202, serves as Administrator for the Funds, subject to the overall supervision of the Trustees.  The Administrator is responsible for providing such services as the Trustees may reasonably request, including but not limited to (i) maintaining the Funds’ books and records (other than financial or accounting books and records maintained by any custodian, transfer agent or accounting services agent); (ii) overseeing the Funds’ insurance relationships; (iii) preparing for the Funds (or assisting counsel and/or auditors in the preparation of) all required tax returns, proxy statements and reports to the Funds’ shareholders and Trustees and reports to and other filings with the Securities and Exchange Commission and any other governmental agency; (iv) preparing such applications and reports as may be necessary to register or maintain the Funds’ registration and/or the registration of the shares of the Funds under the blue sky laws of the various states; (v) responding to all inquiries or other communications of shareholders; (vi) overseeing all relationships between the Funds and any custodian(s), transfer agent(s) and accounting services agent(s); and (vii) authorizing and directing any of the Administrator’s directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. The Trust’s Agreement with the Administrator contains limitations on liability and indemnification provisions similar to those of the Advisory Agreement described above.

For its services, the Administrator receives a fee at the annual rate of 0.03% of the first $1 billion of the Trust’s average daily net assets and 0.02% thereafter, subject to a $50,000 annual minimum for each Fund which is allocated across the Trust based on average net assets.

During the fiscal periods ended September 30, 2012, 2011 and 2010, each Fund paid the following administration fees:

Fund	2012	2011	2010
Core Plus Fund	$11,672	$7,991	$7,716
Credit Focus Yield Fund(1)	$3,770	N/A	N/A
Global Equity Fund	$12,786	$12,787	$11,611
International Equity Fund	$158,397	$217,618	$218,040
International Small Cap Fund(1)	$8,556	N/A	N/A
Emerging Markets Fund (2)	$63,934	$19,567	N/A
SMART Fund (3)	N/A	N/A	N/A
(1)	The Credit Focus Yield Fund and International Small Cap Fund commenced operations on February 1, 2012.
(2)	The Emerging Markets Fund commenced operations on January 31, 2011.
(3)	Pursuant to the Administration Agreement with USBFS, the Advisor pays all fees and reimbursable expenses with respect to the SMART Fund.

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Distribution Agreement

Quasar Distributors, LLC (the “Distributor”), 615 E. Michigan Street, Milwaukee, Wisconsin 53202, serves as the Trust’s principal underwriter pursuant to a Distribution Agreement with the Trust.  The offering of the Funds’ shares is continuous.  The Distributor is not obligated to sell any specific amount of the Funds’ shares.  The Distributor is an affiliate of the Administrator.  The Distribution Agreement contains provisions with respect to renewal and termination similar to those in the Advisory Agreement.  Pursuant to the Distribution Agreement, the Trust has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the 1933 Act.  The Advisor pays the Distributor’s fees.  The Distributor is a registered broker-dealer under the Securities and Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (“FINRA”).

PORTFOLIO TRANSACTIONS AND BROKERAGE

In all purchases and sales of securities for the Funds, the primary consideration is to obtain the most favorable price and execution available.  Pursuant to the Advisory Agreement, the Advisor determines which securities are to be purchased and sold by the Funds and which broker-dealers are eligible to execute portfolio transactions, subject to the instructions of and review by the Board.

The Funds may purchase portfolio securities directly from issuers or from underwriters.  Where possible, it makes purchases and sales through dealers (including banks) which specialize in the types of securities involved, unless better executions are available elsewhere.  Dealers and underwriters usually act as principals for their own accounts.  Purchases from underwriters include a commission paid by the issuer to the underwriter and purchases from dealers include the spread between the bid and the asked price.

In placing portfolio transactions, the Advisor uses its best efforts to choose a broker-dealer capable of providing the services necessary to obtain the most favorable price and execution available.  It considers the full range and quality of services available in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities, and other factors.

For equity trading, the Advisor has a formal broker evaluation process based on an annual survey of its research analysts.  Target trading allocations to brokerage firms are established, based on evaluation of factors such as proprietary research, access to analysts, coordination of visits from management of portfolio companies, and participation in industry conferences.  In connection with fixed income trading, the Advisor does not establish target allocations, but rather reviews trading volumes by broker each month in light of the aforementioned factors and adjusts trading strategies appropriately.  However, the decision to select a broker-dealer for a particular transaction is based on its ability to provide the most favorable price and execution as discussed above.

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FINRA has adopted rules governing FINRA members’ execution of investment company portfolio transactions. These rules prohibit broker-dealers from selling the shares of, or acting as an underwriter for, any investment company if the broker-dealer knows or has reason to know that the investment company or its investment adviser or underwriter have directed brokerage arrangements in place that are intended to promote the sale of investment company securities. The Advisor does not consider whether a broker-dealer sells shares of the Fund when allocating the Fund’s brokerage.

The Advisor makes investment decisions for the Funds independently from those of the Advisor’s other client accounts.  Nevertheless, at times the same securities may be acceptable for the Fund and for one or more of such client accounts.  To the extent any of these client accounts and the Fund seek to acquire the same security at the same time, the Funds may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security.  Similarly, the Funds may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time.  If the Funds and one or more of such other client accounts simultaneously purchases or sells the same security, the Advisor allocates each day’s transactions in such security between the Funds and all such client accounts as it decides is fair, taking into account the respective sizes of the accounts, the amount being purchased or sold and other factors it deems relevant.  In some cases this system could have a detrimental effect on the price or value of the security insofar as the Funds are concerned.  In other cases, however, the ability of the Funds to participate in volume transactions may produce better executions for the Funds.

During the fiscal periods ended September 30, 2012, 2011 and 2010, the Funds paid total brokerage commissions as follows:

Fund	2012	2011	2010
Core Plus Fund	$0	$0	$0
Credit Focus Yield Fund	N/A	N/A	N/A
Global Equity Fund	$18,804	$22,810	$19,222
International Equity Fund	$182,589	$232,439	$300,415
Emerging Markets Fund (2)	$258,772	$234,612	N/A
International Small Cap Fund	$44,725	N/A	N/A
SMART Fund (1)	N/A	N/A	N/A

NOTE:	The Credit Focus Yield Fund and International Small Cap Fund commenced operations on February 1, 2012.
(1)	Pursuant to the Advisory Agreement, the Advisor pays all fees and reimbursable expenses, including brokerage commissions, with respect to the SMART Fund.
(2)	The Emerging Markets Fund commenced operations on January 31, 2011.

As of the close of the fiscal period ended September 30, 2012, the Funds listed below owned securities of their regular broker-dealers as defined by Rule 10b-1 under the 1940 Act.  (Generally, a regular broker or dealer of an investment company is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from participating in portfolio transactions, engaged as principal in the largest dollar amount of portfolio transactions, or sold the largest dollar amount of portfolio securities during the Fund's most recent fiscal year).

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Core Plus Fund

Broker-dealer	Amount
Citigroup, Inc.	$585,345
Goldman Sacs	$142,622
JP Morgan Chase & Co.	$840,440

Credit Focus Yield Fund

Broker-dealer	Amount
Citigroup, Inc.	$341,227
Goldman Sacs	$204,632
JP Morgan Chase & Co.	$919,941

Global Equity Fund

Broker-dealer	Amount
Citigroup, Inc	$357,826

International Equity Fund

Broker-dealer	Amount
Deutsche Bank AG	$2,266,650
HSBC Holdings Plc	$3,771,653
UBS AG	$4,655,627

SMART Fund

Broker-dealer	Amount
JP Morgan Chase & Co.	$6,382,803
Goldman Sacs	$1,860,287

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Net Asset Value
The net asset value per share of each Class of each of the Funds is calculated by adding the value of all portfolio securities and other assets of the Funds attributable to the Class, subtracting the liabilities of the Funds attributable to the Class, and dividing the result by the number of outstanding shares of such Class.  Assets attributable to a Class consist of the consideration received upon the issuance of shares of the Class together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, and any funds or payments derived from any reinvestment of such proceeds.

Net asset value for purposes of pricing purchase and redemption orders is determined as of 4:00 p.m. Eastern time, the normal close of regular trading hours on the New York Stock Exchange, on each day the Exchange is open for trading and the Federal Reserve Bank’s Fedline System is open.  Currently, the Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

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Securities that are traded on a national or foreign securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the last bid and ask price.

Over-the-counter (“OTC”) equity securities included in the NASDAQ National Market System (“NMS”) are priced at the NASDAQ official closing price (“NOCP”).  Equity securities traded on the NMS for which the NOCP is not available, and equity securities traded in other over-the-counter markets, are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the last bid and ask price.  Short-term securities, including bonds, notes, debentures and other debt securities, and money market instruments, maturing in 61 days or more, for which reliable market quotations are readily available are valued at current market quotations as provided by an independent pricing service.  Money market instruments and other debt securities maturing in 60 days or less are valued at amortized cost.

Options listed on an exchange are valued at the last sales price at the close of trading on such exchange (or any other exchange on which such options are listed) having the trade closest to the close of the New York Stock Exchange on the day of valuation or, if there was no sale on the applicable options exchange on such day, at the mean between the bid and ask price on any of such exchanges on such day closest to the close of the New York Stock Exchange on such day.  However, if an exchange closes later than the New York Stock Exchange (“NYSE”) on the day of valuation, options that are traded on the NYSE are valued at the last sale price on such exchange as of the close of the NYSE on such day (or, if there was no sale on such day, at the previous business day’s last price coinciding with the close of the NYSE).  OTC options are valued at the average between the bid and asked prices on the day of valuation provided by a dealer selected by the Advisor.  On a monthly basis, the Advisor obtains bid and asked prices from at least two other dealers engaged in OTC options transactions for the purpose of comparison with the then current valuations of OTC options written or held by the Fund.  In addition, the Advisor on a daily basis monitors the market prices on the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Futures contracts and options listed on a national exchange are valued at the sale price on the exchange on which they are traded at the close of the Exchange or, in the absence of any sale on the valuation date, at the mean between the bid and ask prices on any of such exchanges on such day closest to the close of the New York Stock Exchange.  Short-term securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, for which reliable market quotations are readily available, are valued at current market quotations as provided by an independent pricing service or principal market maker. Bonds and other fixed-income securities (other than the short-term securities described above) are valued using the bid price as provided by an independent pricing service.

Foreign securities markets normally complete trading well before the close of the New York Stock Exchange.  In addition, foreign securities trading may not take place on all days on which the New York Stock Exchange is open for trading, and may occur in certain foreign markets on days on which the Fund’s net asset value is not calculated.  Except as described below, calculations of net asset value will not reflect events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange.  The Fund translates assets or liabilities expressed in foreign currencies into U.S. dollars based on the spot exchange rates at 4:00 p.m., Eastern time, or at such other rates as the Advisor may determine to be appropriate.

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The Funds may use a pricing service approved by the Board.  Prices provided by such a service represent evaluations of the current bid price, may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics, indications of values from dealers and other market data.  Such services also may use electronic data processing techniques and/or a matrix system to determine valuations.

The Funds value securities and other assets for which market quotations are not readily available at fair value as determined in good faith, pursuant to policies and procedures approved by the Board. Fair values are determined by a valuation committee of the Advisor, in consultation with the Advisor’s portfolio managers and research and credit analyst, on the basis of factors such as the cost of the security or asset, transactions in comparable securities or assets, relationships among various securities and assets, and other factors as the Advisor may determine will affect materially the value of the security.  If the Advisor’s valuation committee is unable to determine a fair value for a security, a meeting of the Board is called promptly to determine what action should be taken.  All determinations of such committee are reviewed at the next meeting of the full Board.  In addition, the Board has approved the use of FT Interactive Data Corporation (“FT Interactive”) to assist in determining the fair value of the Fund’s foreign equity securities in the wake of certain significant events. Specifically, when changes in the value of a certain index suggest that the closing prices on the foreign exchange no longer represent the amount that the Fund could expect to receive for the securities, FT Interactive will provide adjusted prices for certain foreign equity securities based on an analysis showing historical correlations between the prices of those securities and changes in the index.

An example of how the Funds calculated the net asset value per share as of September 30, 2012 is as follows:

Core Plus Fund
Class I Shares

Net Assets	=	Net Asset Value per share
Shares Outstanding
$25,272,828	=	$9.60
2,632,177

Class E Shares

Net Assets	=	Net Asset Value per share
Shares Outstanding
$6,867,205	=	$9.61
714,644

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Credit Focus Fund
Class I Shares

Net Assets	=	Net Asset Value per share
Shares Outstanding
$19,305,463	=	$10.39
1,858,566

Class A Shares

Net Assets	=	Net Asset Value per share
Shares Outstanding
$105	=	$10.39
10

Global Equity Fund
Class I Shares

Net Assets	=	Net Asset Value per share
Shares Outstanding
$30,135,623	=	$20.33
1,482,527

Class E Shares

Net Assets	=	Net Asset Value per share
Shares Outstanding
$192,423	=	$20.17
9,540

Class A Shares

Net Assets	=	Net Asset Value per share
Shares Outstanding
$88,844	=	$20.27
4,383

International Equity Fund
Class I Shares

Net Assets	=	Net Asset Value per share
Shares Outstanding
$352,743,190	=	$13.50
26,130,845

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Class E Shares

Net Assets	=	Net Asset Value per share
Shares Outstanding
$6,647,006	=	$13.48
493,028

Class A Shares

Net Assets	=	Net Asset Value per share
Shares Outstanding
$90	=	$13.50
7

International Small Cap Fund
Class I Shares

Net Assets	=	Net Asset Value per share
Shares Outstanding
$38,440,555	=	$10.56
3,639,978

Class A Shares

Net Assets	=	Net Asset Value per share
Shares Outstanding
$5,851,743	=	$10.55
554,451

Emerging Markets Fund
Class I Shares

Net Assets	=	Net Asset Value per share
Shares Outstanding
$134,466,881	=	$8.99
14,965,084

Class A Shares

Net Assets	=	Net Asset Value per share
Shares Outstanding
$68,118,984	=	$8.96
7,598,492

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SMART Fund

Net Assets	=	Net Asset Value per share
Shares Outstanding
$141,586,043	=	$9.01
15,720,485

Computation Of Class A Offering Price.
Class A shares are sold at their NAV plus a sales charge.  Below is an example of the method of computing the offering price of Class A shares of a Fund.  The example assumes a purchase of Class A shares of a Fund aggregating less than $50,000 based upon the NAV of the Fund’s Class A shares as of its most recent fiscal year end.

Computation of Class A Offering Price
Fund	Net Asset Value Per Share	Sales Charge Per Share	Offering Price Per Share
Global Equity Fund	$20.27	5.75%	$21.51

Extraordinary Circumstances Affecting Redemptions.
Under the extraordinary circumstances discussed under Section 22(e) under the 1940 Act, the Trust may suspend the right of redemption or postpone the date of payment of a redemption for longer than seven days for any Fund.  Generally, those extraordinary circumstances are when: (1) the New York Stock Exchange is closed or trading thereon is restricted; (2) an emergency exists which makes the disposal by a Fund of securities it owns, or the fair determination of the value of the Fund’s net assets not reasonable or practical; or (3) the SEC, by order, permits the suspension of the right of redemption for the protection of shareholders.

Purchases and Redemptions Through Brokers and/or Their Affiliates.
A broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectuses in the Summary of Expenses.  The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust’s behalf. The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker’s authorized designee, receives the order, and such orders will be priced based on the Fund’s NAV next calculated after they are received by the authorized broker or the broker’s designee.

SHAREHOLDER SERVICE PLAN

The Trust has adopted a Shareholder Service Plan on behalf of certain Funds that allows a Fund to pay fees to broker-dealers and other financial intermediaries for certain non-distribution services provided to Class E shareholders of the Core Plus, Global and International Equity Funds, as well as Class C Shares of the Global Equity, International Equity, International Small Cap and Emerging Markets Funds which commenced operations on January 31, 2013.  Because these fees are paid out of the assets attributable to each applicable Fund’s share class, over time they will increase the cost of your investment in such shares.  The maximum annual shareholder servicing fees paid as a percentage of the average daily net assets of each Fund under the Shareholder Service Plan are as follows:

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	Maximum Shareholder Servicing Fee
Fund	Class C Shares	Class E Shares
Core Plus Fund	N/A	0.25%
Credit Focus Yield Fund	N/A	N/A
Global Equity Fund	0.25%	0.25%
International Equity Fund	0.25%	0.25%
International Small Cap Fund	0.25%	N/A
Emerging Markets Fund	0.25%	N/A
SMART Fund	N/A	N/A

As authorized by the Shareholder Service Plan, each Fund may enter into a Shareholder Service Agreement with a service provider pursuant to which the service provider agrees to provide certain shareholder support services to its customers who own Classes C and E shares of the Fund.  Such shareholder support services may include, but are not limited to: (1) maintaining shareholder accounts; (2) providing information periodically to shareholders showing their positions in shares; (3) arranging for bank wires; (4) responding to shareholder inquiries relating to the services performed by the service provider; (5) responding to inquiries from shareholders concerning their investments in shares; (6) forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; (7) processing purchase, exchange and redemption requests from shareholders and placing such orders with the Fund or its service providers; (8) assisting shareholders in changing dividend options, account designations, and addresses; (9) providing sub-accounting with respect to shares beneficially owned by shareholders; (10) processing dividend payments from the Fund on behalf of shareholders; and (11) providing such other similar services as the Fund may reasonably request to the extent that the service provider is permitted to do so under applicable laws or regulations.

The table below shows the amount of shareholder servicing fees incurred and the allocation of such fees to Classes C, E, and I shares of the Funds for the fiscal year ended September 30, 2012.

	Shareholder Servicing Fee Incurred by
Fund	Class C Shares(1)	Class E Shares	Class I Shares(2)
Core Plus Fund	N/A	$13,425	$7,140
Credit Focus Yield Fund (3)	N/A	N/A	N/A
Global Equity Fund	$0	$14	$1,963
International Equity Fund	$0	$1,181	$23,574
International Small Cap Fund (3)	$0	N/A	N/A
Emerging Markets Fund	$0	N/A	$12,897
SMART Fund	N/A	N/A	N/A
(1) Class C Shares commenced operations on January 31, 2013.
(2)  Under a temporary sub-transfer agency fee structure implemented at the August 9, 2012 Board of Trustees meeting, the four Funds indicated allocated shareholder servicing fees to Class I shares for the amounts listed in 2012.  At a Board meeting held November 16, 2012, the Board approved removing the shareholder servicing fees for Class I shares.
(3) The Credit Focus Yield Fund and International Small Cap Fund commenced operations on February 1, 2012.

DISTRIBUTION PLAN

The Trust has adopted a Distribution Plan applicable to Class A shares and Class C Shares, which commence operations on January 31, 2013, in accordance with Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares.  Because these fees are paid out of the assets attributable to each applicable Fund’s share class, over time they will increase the cost of your investment in such shares.  The Board has determined that the Distribution Plan is in the best interests of the Funds’ Class A and Class C shareholders.

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Continuance of the Distribution Plan must be approved annually by a majority of the Trustees and by a majority of the Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements related to the Plan (“Qualified Trustees”).  All material amendments to the Distribution Plan must be by a majority of the Trustees and of the Qualified Trustees.  In addition, the Distribution Plan may not be amended to increase materially the amount that may be spent under the Distribution Plan without approval by a majority of the outstanding shares of the Class of each Fund affected.

The Distribution Plan provides that the Trust will pay the Distributor an annual fee of up to 0.25% of the average daily net assets attributable to each Fund’s Class A shares.  The Distribution Plan also provides that the Trust will pay the Distributor an annual fee of up to 0.75% of the average daily net assets attributable to of the Class C shares of the Global Equity Fund, the International Equity Fund, the International Small Cap Fund, and the Emerging Markets Fund.  The Distributor can use such payments to compensate broker-dealers and service providers that provide distribution-related services to the Class A or Class C shareholders or to their customers who beneficially own Class A or Class C shares.  Such services include reviewing purchase and redemption orders, assisting in processing purchase, exchange and redemption requests from customers, providing certain shareholder communications requested by the Distributor, forwarding sales literature and advertisements provided by the Distributor, and arranging for bank wires.

Distribution fees paid by a particular Class of a Fund may only be used to pay for the distribution expenses of that Class of the Fund.  Distribution fees are accrued daily and paid monthly, and are charged as expenses as accrued.  Shares are not obligated under the Distribution Plan to bear any distribution expense in excess of the distribution fee.  Thus, if the Distribution Plan is terminated or otherwise not continued with respect to a Fund, no amounts (other than current amounts accrued but not yet paid) would be owed by the Class A or Class C shares of the Fund to the Distributor.

The Distribution Plan (and any distribution-related agreement among the Fund, the Distributor and a selling agent with respect to the shares) may be terminated with respect to a Class of shares of a Fund without penalty upon at least 60 days’ notice by the Distributor, or by the Trust by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares (as defined in the 1940 Act) of the applicable Class of the Fund.

All distribution fees paid by the Fund under the Distribution Plan will be paid in accordance with Rule 2830 of the Rules of Conduct of the Financial Industry Regulatory Authority, as such Rule may change from time to time.  Pursuant to the Distribution Plan, the Trustees will review at least quarterly a written report of the distribution expenses incurred by the Distributor on behalf of the shares of the Funds.  In addition, as long as the Distribution Plan remains in effect, the selection and nomination of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust will be made by the Independent Trustees.

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The tables below show the amount of 12b-1 fees for the fiscal year ended September 30, 2012.

Fund	12b-1 fees incurred by Class A and Class C Shares(1)
Core Plus Fund	$0
Credit Focus Yield Fund	$0
Global Equity Fund	$146
International Equity Fund	$0
International Small Cap Fund	$3,331
Emerging Markets Fund	$134,359
SMART Fund	$0
                                                              (1) Class C Shares commenced operations on January 31, 2013.

Fund	Advertising and Marketing	Printing and Postage	Payment to Distributor	Payment to Dealers	Compensation to Sales Personnel	Other Expenses
Core Plus Fund	$0	$0	$0	$0	$0	$0
Credit Focus Yield Fund	$0	$0	$0	$0	$0	$0
Global Equity Fund	$0	$0	$0	$146	$0	$0
International Equity Fund	$0	$0	$0	$0	$0	$0
International Small Cap Fund	$0	$0	$0	$3,331	$0	$0
Emerging Markets Fund	$0	$0	$0	$134,359	$0	$0
SMART Fund	N/A	N/A	N/A	N/A	N/A	N/A

REDEMPTIONS

The Funds intend to pay cash (U.S. dollars) for all shares redeemed, but, under abnormal conditions which make payment in cash unwise, the Funds may make payment partly in readily marketable securities with a current market value equal to the redemption price.  Although the Funds do not expect to make any part of a redemption payment in securities, if such payment were made, an investor would incur brokerage costs in converting such securities to cash.  The Funds have elected to be governed by the provisions of Rule 18f-1 under the 1940 Act, which commits the Funds to paying redemptions in cash, limited in amount with respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the Funds’ total net assets at the beginning of such 90-day period.

TAXATION

The Funds intend to elect to qualify for treatment as regulated investment companies (“RICs”) under Subchapter M of the Internal Revenue Code (the “Code”).  In each taxable year that the Funds qualify, the Funds (but not their shareholders) will be relieved of federal income tax on that part of their investment company taxable income (consisting generally of interest and dividend income, net short-term capital gain and net realized gains from currency transactions) and net capital gain that is distributed to shareholders.  If the Funds fail to qualify as regulated investment companies under Subchapter M for any reason, the Funds would be subject to federal taxes, and possibly other taxes, on their income and gains, and distributions to you would be taxed as dividend income to the extent of the Funds’ earnings and profits.

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In order to qualify for treatment as a RIC, the Funds must distribute annually to shareholders at least 90% of their investment company taxable income and must meet several additional requirements.  Among these requirements are the following: (1) at least 90% of the Funds’ gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, income from interests in qualified publicly traded partnerships, gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities or currencies; (2) at the close of each quarter of the Funds’ taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, limited in respect of any one issuer to an amount that does not exceed 5% of the value of the Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (3) at the close of each quarter of the Funds’ taxable year, not more than 25% of the value of their assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, or of two or more issuers that such Fund controls, within the meaning of the Code, and that are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

The Funds will be subject to a nondeductible 4% excise tax to the extent they fail to distribute by the end of any calendar year substantially all of their ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Dividends and interest received by the Funds may give rise to withholding and other taxes imposed by foreign countries.  Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.  Shareholders may be able to claim U.S. foreign tax credits with respect to such taxes, subject to provisions and limitations contained in the Code.  For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held by the Funds.  If more than 50% in value of the Funds’ total assets at the close of its taxable year consists of securities of foreign corporations, the Funds will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Funds will be required to include their proportionate share of such withholding taxes in the U.S. income tax returns as gross income, treat such proportionate share as taxes paid by them, and deduct such proportionate share in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes.  No deductions for foreign taxes, however, may be claimed by non-corporate shareholders who do not itemize deductions.  A shareholder that is a nonresident alien individual or foreign corporation may be subject to U.S. withholding tax on the income resulting from the Funds’ election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder.  The Funds will report annually to their shareholders the amount per share of such withholding taxes.

As of September 30, 2012, the Global Equity Fund, International Equity Fund and Emerging Markets Fund paid the following amounts in foreign taxes on the foreign income shown below.  Most of the tax will be passed through to the shareholders of the Global, International and Emerging Markets Funds.

Fund	Foreign Taxes Paid (as of September 30, 2012)	Foreign Income
Global Equity Fund	$107,041	$937,089
International Equity Fund	$2,099,258	$19,151,311
International Small Cap Fund	$47,376	$563,074
Emerging Markets Fund	$521,944	$6,065,223

A Fund may invest in the stock of foreign investment companies.  Such companies are likely to be treated as “passive foreign investment companies” (“PFICs”) under the Code.  Certain other foreign corporations, not operated as investment companies, may nevertheless satisfy the PFIC definition.  A portion of the income and gains that these Funds derive from PFIC stock may be subject to a non-deductible federal income tax at the Fund level.  In some cases, a Fund may be able to avoid this tax by electing to be taxed currently on its share of the PFIC’s income, whether or not such income is actually distributed by the PFIC.  A Fund will endeavor to limit its exposure to the PFIC tax by investing in PFICs only where such Fund will either (i) elect to treat the PFIC as a “Qualified Electing Fund” under Code Section 1295 or (ii) elect to “mark-to-market” the stock of such PFIC under Code Section 1296.  Because it is not always possible to identify a foreign issuer as a PFIC in advance of making the investment, a Fund may incur the PFIC tax in some instances.

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Many of the options, futures and forwards contracts that may be used by the Funds are “section 1256 contracts.”  Any gains or losses on section 1256 contracts are generally treated as 60% long-term and 40% short-term capital gains or losses (“60/40”) although gains and losses from hedging transactions, certain mixed straddles and certain foreign currency transactions from such contracts may be treated as ordinary in character.  Section 1256 contracts held by the Funds at the end of its fiscal year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized, and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, depending on the circumstances.

Generally, the transactions in options, futures and forward contracts undertaken by the Funds may result in “straddles” for federal income tax purposes.  The straddle rules may affect the character of gains or losses realized by the Funds.  In addition, losses realized on positions that are part of a straddle may be deferred under the rules, rather than being taken into account in the fiscal year in which the losses were realized.  Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures and forward contracts are not entirely clear.  These transactions may increase the amount of short-term capital gain realized by the Fund and taxed as ordinary income when distributed to shareholders.  The Funds may make certain elections available under the Code which are applicable to straddles.  If the Funds make such elections, recognition of gains or losses from certain straddle positions may be accelerated.

The tests which the Funds must meet to qualify as a RIC, described above, may limit the extent to which the Funds will be able to engage in transactions in options, futures contracts or forward contracts.

Under the Code, fluctuations in exchange rates which occur between the dates various transactions are entered into or accrued and subsequently settled may cause gains or losses, referred to as “section 988” gains or losses.  Section 988 gains or losses may increase or decrease the amount of income taxable as ordinary income distributed to shareholders.

Dividends from the Funds’ investment company taxable income (whether paid in cash or invested in additional shares) will be taxable to shareholders (other than qualified retirement plans and other tax-exempt investors) as ordinary income or “qualified dividend income” (if so designated by the Funds) to the extent of the Funds’ earnings and profits.  Distributions of the Funds’ net capital gain (whether paid in cash or invested in additional shares) will be taxable to such shareholders as long-term capital gain, regardless of how long they have held their Fund shares.  Dividends declared by the Funds in October, November or December of any year and payable to shareholders of record on a date in one of such months will be deemed to have been paid by the Funds and received by the shareholders on the record date if the dividends are paid by the Funds during the following January.  Accordingly, such dividends will be taxed to shareholders for the year in which the record date falls.

The Funds are required to withhold 28% of all dividends, capital gain distributions and repurchase proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Funds with a correct taxpayer identification number.  The Funds also are required to withhold 28% of all dividends and capital gain distributions paid to such shareholders who otherwise are subject to backup withholding.

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The foregoing discussion of U.S. federal income tax consequences is based on the Code, existing U.S. Treasury regulations, and other applicable authority, as of the date of this SAI.  These authorities are subject to change by legislative or administrative action, possibly with retroactive effect.  The foregoing discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Funds.  There may be other tax considerations applicable to particular shareholders.  Shareholders should consult their own tax advisers regarding their particular situation and the possible application of foreign, state and local tax laws.

FINANCIAL STATEMENTS

The Annual Reports to shareholders of each Fund for the periods ended September 30, 2012, are separate documents and the financial statements appearing in them are incorporated by reference in this SAI.  Those financial statements have been audited by PricewaterhouseCoopers LLP, whose report appears in the Annual Reports.  Prior to the periods ended September 30, 2011, the information in the Annual Reports to shareholders was audited by the Funds’ previous independent registered public accounting firm.  The financial statements have been incorporated in this SAI in reliance on their authority as experts in accounting and auditing.

OTHER SERVICE PROVIDERS

The Trust’s custodian, State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, is responsible for holding the assets of the Funds.

U.S. Bancorp Fund Services, LLC is the Fund’s administrator, fund accountant and transfer and dividend disbursing agent.  Its address is 615 E. Michigan St., 3rd Floor, Milwaukee, Wisconsin 53202.

The Trust’s independent registered public accounting firm, PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, California 90071 examines the Funds’ financial statements annually and prepares the Funds’ tax returns.

Bingham McCutchen LLP, 355 South Grand Avenue, Suite 4400, Los Angeles, California 90071, acts as legal counsel for the Trust and the Independent Trustees.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Funds’ Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications.  The Funds will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

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As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

MARKETING AND SUPPORT PAYMENTS

The Advisor, out of its own resources and without additional cost to the Funds or their shareholders, may provide additional cash payments or other compensation to certain financial intermediaries who sell shares of the Fund.  Such payments may be divided into categories as follows:

Support Payments. Payments may be made by the Advisor to certain financial intermediaries in connection with the eligibility of the Funds to be offered in certain programs and/or in connection with meetings between the Funds’ representatives and financial intermediaries and its sales representatives. Such meetings may be held for various purposes, including providing education and training about the Funds and other general financial topics to assist financial intermediaries’ sales representatives in making informed recommendations to, and decisions on behalf of, their clients.

Entertainment, Conferences and Events.  The Advisor also may pay cash or non-cash compensation to sales representatives of financial intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainments; and/or (iii) sponsorship support for the financial intermediary’s client seminars and cooperative advertising.  In addition, the Advisor pays for exhibit space or sponsorships at regional or national events of financial intermediaries.

The prospect of receiving, or the receipt of additional payments or other compensation as described above by financial intermediaries may provide such intermediaries and/or their salespersons with an incentive to favor sales of shares of the Funds, and other mutual funds whose affiliates make similar compensation available, over sale of shares of mutual funds (or non-mutual fund investments) not making such payments.  You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to the Funds’ shares.

GENERAL INFORMATION

Although it has no present intention to do so, the Trust has reserved the right to convert to a master-feeder structure in the future by investing all of the Funds’ assets in the securities of another investment company, upon notice to and approval of shareholders.  The Trust’s Declaration of Trust provides that obligations of the Trust are not binding on the Trustees, officers, employees and agents individually and that the Trustees, officers, employees and agents will not be liable to the Trust or its investors for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee, officer, employee or agent against any liability to the Trust, the Funds or their investors to which the Trustee, officer, employee or agent would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

You can examine the Trust’s Registration Statement on Form N-1A at the office of the Securities and Exchange Commission in Washington, D.C.  Statements contained in the Funds’ prospectus and this SAI as to the contents of any contract or other document are not necessarily complete and, in each instance, reference is made to the copy of such contract or document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

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Shares of Beneficial Interest

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust will not be deemed to have been effectively acted upon unless approved by a majority of the outstanding shares of the series of the Trust affected by the matter.  Thus, on any matter submitted to a vote of shareholders of the Trust, all shares of the affected series will vote unless otherwise permitted by the 1940 Act, in which case all shares of the Trust will vote in the aggregate.  For example, a change in the Fund’s fundamental investment policies would be voted upon by shareholders of the Fund, as would the approval of any advisory or distribution contract for the Fund.  However, all shares of the Trust will vote together in the election or selection of Trustees and accountants for the Trust.

As used in each Fund’s prospectus and in this SAI, the term “majority,” when referring to approvals to be obtained from shareholders of a Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund.  The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust, means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust’s outstanding shares.  Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.  Unless otherwise provided by law (for example, by Rule 18f-2 discussed above) or by the Trust’s Declaration of Trust or Bylaws, the Trust may take or authorize any action upon the favorable vote of the holders of more than 50% of the outstanding shares of the Trust.

The Trust does not hold annual shareholder meetings of the Funds.  The Trust will not normally hold meetings of shareholders to elect Trustees unless fewer than a majority of the Trustees holding office have been elected by shareholders.  Shareholders of record holding at least two-thirds of the outstanding shares of the Trust may remove a Trustee by votes cast in person or by proxy at a meeting called for that purpose.  The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing by the shareholders of record owning at least 10% of the Trust’s outstanding shares Trust and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

Each share of the Funds has equal voting rights, and fractional shares have fractional rights.  Each share of the Funds is entitled to participate equally in dividends and distributions and the proceeds of any liquidation from the Funds.  Shareholders are not entitled to any preemptive rights.  All shares, when issued, will be fully paid and non-assessable by the Trust.

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APPENDIX A

SUMMARY OF CREDIT RATINGS

The following summarizes the descriptions for some of the general ratings referred to in the Funds’ prospectuses and this SAI.  Ratings represent only the opinions of the rating organizations about the safety of principal and interest payments, not market value.  The rating of an issuer is heavily influenced by past developments and does not necessarily reflect probable future conditions.  A lag frequently occurs between the time a rating is assigned and the time it is updated. Ratings are therefore general and are not absolute standards of quality.

Credit Ratings – General Securities

The following summarizes the descriptions for some of the general ratings referred to in the Funds’ prospectus and Statement of Additional Information. The descriptions for the ratings for municipal securities and commercial paper follow this section. Ratings represent only the opinions of these rating organizations about the quality of the securities which they rate. They are general and are not absolute standards of quality.

MOODY’S INVESTORS SERVICE, INC.

The purpose of Moody’s ratings is to provide investors with a single system of gradation by which the relative investment qualities of bonds may be rated.

Bonds

Aaa:  Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa:  Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A:  Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa:  Bonds which are rated Baa are considered as medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba:  Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this asset class.

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B:  Bonds which are rated B generally lack characteristics of the desirable investment — they are considered speculative and subject to high credit risk. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa:  Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca:  Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C:  Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Rating Refinements:  Moody’s may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR’S CORPORATION

A Standard & Poor’s debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings are based, in varying degrees, on the following considerations:  (a) likelihood of default—capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by, and relative position of, the obligation in the event of bankruptcy and other laws affecting creditors’ rights.

Bonds

AAA:  Bonds rated AAA have the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is extremely strong.

AA:  Bonds rated AA differ from the highest-rated obligations only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is very strong.

A:  Bonds rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is still strong.

BBB:  Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation (i.e., pay interest and repay principal).

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BB:  Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal).

B:  Bonds rated B are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal). Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC:  An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:  An obligation rated CC is currently highly vulnerable to nonpayment.

C:  The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D:  An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The Standard & Poor’s ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

r:  This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include:  obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

FITCH RATINGS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality. Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

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Bonds

AAA:  Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA:  Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A:  Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB:  Debt rated BBB is considered to be of satisfactory credit quality. Ability to pay interest and principal is adequate. Adverse changes in economic conditions and circumstances are more likely to impair timely payment than higher rated bonds.

BB:  Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist in the obligor satisfying its debt service requirements.

B:  Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC:  Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC:  Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C:  Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D:  Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “AAA” or "D" categories.

Credit Ratings – Municipal Securities and Commercial Paper

MOODY’S INVESTORS SERVICE, INC.

The purpose of Moody’s ratings is to provide investors with a single system of gradation by which the relative investment qualities of bonds may be rated.

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U.S. Tax-Exempt Municipals

Moody’s ratings for U.S. Tax-Exempt Municipals range from Aaa to B and utilize the same definitional elements as are set forth above under the “Bonds” section of the Moody’s descriptions.
Advance refunded issues:  Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct non-callable United States government obligations or non-callable obligations unconditionally guaranteed by the U.S. government are identified with a # (hatchmark) symbol, e.g., # Aaa.

Municipal Note Ratings

Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG), and for variable rate demand obligations are designated Variable Moody’s Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG 1/VMIG 1 are of the best quality, enjoying strong protection from established cash flows for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG2/VMIG 2 are of high quality, with ample margins of protection, although not as large as the preceding group.  Loans bearing the designation of MIG 3/VMIG 3 are of acceptable quality, but have narrow liquidity and cash-flow protection and less well-established access to refinancing.

Commercial Paper

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1:  Issuers rated Prime-1 (or related supporting institutions) have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:  (a) leading market positions in well established industries; (b) high rates of return on funds employed; (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (e) well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2:  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3:  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

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STANDARD & POOR’S CORPORATION

A Standard & Poor’s debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings are based, in varying degrees, on the following considerations:  (a) likelihood of default—capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by, and relative position of, the obligation in the event of bankruptcy and other laws affecting creditors’ rights.

Municipal Bond Ratings

AAA -- Prime Grade:  These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.
General Obligations Bonds:  In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds:  Debt service coverage has been, and is expected to remain, substantial, stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.

AA -- High Grade:  The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

A -- Good Grade:  Principal and interest payments on bonds in this category are regarded as safe although the bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. This rating describes the third strongest capacity for payment of debt service. Regarding municipal bonds, the rating differs from the two higher ratings because:

General Obligation Bonds:  There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

Revenue Bonds:  Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appearance appears adequate.

Rating Refinements:  Standard & Poor’s letter ratings may be modified by the addition of a plus (+) or a minus (-) sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

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Municipal Note Ratings

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, or SP-2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.  Notes rated SP-3 have a speculative capacity to pay principal and interest.

Commercial Paper

A-1:  A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2:  A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3:  A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B:  A short-term obligation rated B is regarded as having significant speculative characteristics. Ratings of B-1, B-2, and B-3 may be assigned to indicate finer distinctions within the B category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

FITCH RATINGS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality. Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

Commercial Paper

F-1:  Highest Credit Quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F-2:  Good Credit Quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

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F-3:  Fair Credit Quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B:  Speculative. Uncertain capacity for timely payment of financial commitments, plus high vulnerability to near-term adverse changes in financial and economic conditions.

C:  High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D:  Default. Denotes actual or imminent payment default.

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